As filed with the Securities and Exchange Commission on September 30, 1998.
                      Securities Act File number 33-38074.
                     Investment Company Act number 811-6260.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]
Amendment No.                                                           11

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                    [X]
Post Effective Amendment No.                                            13

                             QUAKER INVESTMENT TRUST
                    (formerly Branch Cabell Investment Trust)
                        1288 Valley Forge Road, Suite 76
                               Post Office Box 987
                             Valley Forge, PA 19482
                                  800-355-3553

                                AGENT FOR SERVICE
                                Terence P. Smith
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428

It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to Rule 485(b), or
[ ] 60 days after filing pursuant to Rule 485(a)(1), or
[ ] 75 days after filing pursuant to Rule 485(a)(2), or
[ ] on ____________, pursuant to Rule 485(b), or
[X] 0n November 1, 1998, pursuant to Rule 485(a)(2)

                                     PART A
                                   PROSPECTUS
                             Dated November 1, 1998

                           The Quaker Investment Trust
                             1288 Valley Forge Road
                               Post Office Box 987
                        Valley Forge, Pennsylvania 19482

The Quaker Investment Trust(TM) (the "Trust") is a diversified management investment company currently consisting of five equity portfolios and one fixed-income portfolio (each a "Fund", and collectively, the Funds"). The investment objective of the QUAKER ENHANCED STOCK MARKET FUND, the QUAKER CORE EQUITY FUND, the QUAKER AGGRESSIVE GROWTH FUND, the QUAKER MID-CAP VALUE FUND, and the QUAKER SMALL-CAP VALUE FUND is to provide long-term capital growth by investing primarily in a diversified portfolio of equity securities of domestic U.S. companies. The QUAKER FIXED INCOME FUND'S investment objective is to generate current income, preserve capital, and maximize total returns through active management of investment grade, fixed income securities. Each Fund pursues its investment objective by utilizing a different portfolio management policy and portfolio composition.

The minimum investment in each Fund, or in any combination of Funds, is $10,000. The minimum subsequent investment is $250. The Funds are all No-Load Funds. This means that 100% of your initial investment is invested in shares of whichever Fund you choose.

This Prospectus concisely sets forth the information you should know before you invest. Please read this Prospectus and keep it for future reference. A Statement of Additional Information (the "SAI") regarding the Trust, dated November 1, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. You can get a copy of the SAI at no charge by writing or calling the Trust at the address or telephone number listed above. The SEC maintains a web site (www.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust and other registrants who file electronically.

THE FUNDS DESCRIBED IN THIS PROSPECTUS SHALL NOT BE OFFERED IN ANY STATE IN WHICH SUCH OFFERING IS UNAUTHORIZED. NO SALES REPRESENTATIVE, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY...................................................

FEE TABLE............................................................

FINANCIAL HIGHLIGHTS.................................................

INVESTMENT OBJECTIVE AND POLICIES....................................

RISK FACTORS.........................................................

INVESTMENT LIMITATIONS...............................................

FEDERAL INCOME TAXES.................................................

DIVIDENDS AND DISTRIBUTIONS..........................................

HOW SHARES ARE VALUED................................................

HOW SHARES MAY BE PURCHASED..........................................

HOW SHARES MAY BE REDEEMED...........................................

MANAGEMENT OF THE FUND...............................................

OTHER INFORMATION....................................................

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

FUNDS OFFERED BY THIS PROSPECTUS. The Funds offered by this Prospectus are the QUAKER ENHANCED STOCK MARKET FUND, the QUAKER CORE EQUITY FUND, the QUAKER AGGRESSIVE GROWTH FUND, the QUAKER MID-CAP VALUE FUND, the QUAKER SMALL-CAP VALUE FUND (the "Equity Funds"), and the QUAKER FIXED INCOME FUND (the "Fixed Income Fund"). The Funds are no load, diversified series of the Quaker Investment Trust (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust.

OFFERING PRICE. Shares in the Funds are offered at net asset value. There are no sales or other transaction charges imposed on your purchase. This means that 100% of your money is invested in shares of your chosen Fund. The minimum initial investment in the Funds is $10,000, which you may allocate in any way you choose among some or all of the Funds. The minimum subsequent investment is $250. See "How Shares May be Purchased."

INVESTMENT OBJECTIVES. The primary investment objective of each Equity Fund is long-term capital growth. The investment objective of the Fixed Income Fund is to generate current income, preserve capital, and maximize total returns through active management of investment grade fixed income securities. Achievement of any Fund's investment objective cannot, of course, be assured due to the risks inherent in any investment. For more detailed information regarding the investment objectives and policies of each Fund, please see "Investment Objective and Policies."

RISK CONSIDERATIONS. The Equity Funds will invest primarily in common stocks traded on U.S. securities markets. However, each Equity Fund will utilize specific portfolio management techniques unique to that Fund, resulting in both potential rewards and special risk considerations. While the Fixed Income Fund will invest primarily in "high quality" investment grade bonds, some of that Fund's investments may include mortgage and asset-backed securities, collateralized mortgage obligations, and other mortgage derivative products, which involve certain risks. For a more complete discussion of the potential risks of investing in the Funds, see "Risk Factors."

MANAGERS. Each Fund is managed by a professional investment management firm, subject to the supervision and control of the Trust's Board of Trustees. The managers for the Funds are:

Quaker Enhanced Stock Market Fund         Fiduciary Asset Management Co. ("FAM")
Quaker Fixed Income Fund                  Fiduciary Asset Management Co. ("FAM")
Quaker Core Equity Fund                   Geewax, Terker & Co. (`GTC")
Quaker Aggressive Growth Fund             DG Capital Management, Inc. ("DGC")
Quaker Mid-Cap Value Fund                 Compu-Val Investments, Inc. ("CVI")
Quaker Small-Cap Value Fund               Aronson + Partners ("Aronson")

See "Management of the Funds."

DIVIDENDS. Capital gains, if any, are generally paid at least once each year by each Fund. Income dividends, if any, are generally paid at least annually by the Equity Funds. The Fixed Income Fund normally will distribute income dividends monthly. Your dividends and capital gains distributions are automatically reinvested in additional shares of your Fund at net asset value unless you elect to receive cash. See "Dividends and Distributions."

DISTRIBUTOR. Declaration Distributors, Inc. ("DDI") serves as distributor of shares of the Funds.

DISTRIBUTION PLAN. The Funds have adopted Plans of Distribution (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"). Expenditures by a Fund under its Plan may not exceed 0.25% of average net assets annually, but will not be paid directly by the Funds. Instead, they will be funded entirely through investment advisory fees payable to a Fund's investment advisor and. See "How Shares May Be Purchased" and "Distribution Plan."

SPONSOR AND SHAREHOLDER SERVICING. Shareholder servicing activities will be performed by Quaker Funds, Inc. (the "Fund Sponsor") for a fee in an amount not to exceed 0.25% of average net assets annually. The shareholder service fee for the Quaker Enhanced Stock Market Fund and the Fixed Income Fund will not exceed 0.20% and 0.15% of average net assets, respectively. See "Management of the Funds-Sponsor of the Funds."

REDEMPTION OF SHARES. There is no charge for redemptions, and you may redeem your shares at any time. You may redeem shares by telephone upon submission of appropriate authorization. See "How Shares May Be Redeemed."

MONEY MARKET FUND. The Custodian and Distributor of the Funds have agreed to make available the Evergreen Money Market Fund, a money market fund not affiliated with the Trust, for automatic transfer of redemption proceeds and/or dividends paid on your account with the Funds. You can get more information and a prospectus for the Evergreen Money Market Fund by calling the Trust at 800-220-8888.

                                    FEE TABLE

Shareholder Transaction Expenses:
---------------------------------

The Funds are all No-Load Funds. There are no sales loads, deferred sales loads or other transaction charges imposed on purchases or reinvested dividends. This means that 100% of your initial investment is invested in shares of the Fund.*

* The Funds in their discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Funds $7.00 per transaction for wiring redemption proceeds.

Annual Fund Operating Expenses:  (as a percentage of net assets)
-------------------------------

The following table sets forth the regular operating expenses that were paid out of the Funds' average daily assets for the year ending June 30, 1998. These fees are used to pay for services such as the investment management of the Fund, maintaining shareholder records and furnishing shareholder statements.

                         Annual Fund Operating Expenses
               After Fee Waivers and Expense Reimbursements 1,2,3
                     (as a percentage of average net assets)

                              Enhanced    Core Equity
                               Stock Aggressive Growth Mid-Cap Fixed Market & Small-Cap Value Value Income
                               ------   -----------------    -----     ------

Investment advisory fees        0.00%          0.00%         0.23%      0.00%
Shareholder servicing fees      0.00%          0.00%         0.00%      0.00%
Other expenses                  1.00%          1.35%         1.12%      0.90%
                                -----          -----         -----      -----
Total operating expenses        1.00%          1.35%         1.35%      0.90%

Example of Shareholder Expenses Over Time.
------------------------------------------

Based on the fee schedule set forth above, you would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period;

                                  1 Year      3 Years      5 Years     10 Years
                                  ------      -------      -------     --------
Core Equity Fund                    $14          $43          $74         $162
Aggressive Growth Fund              $14          $43          $74         $162
Mid-Cap Value Fund                  $14          $43          $74         $162
Small-Cap Value Fund @ 0.90%        $15          $47          $82         $179
Enhanced Stock Market Fund          $10          $32          $55         $122
Fixed Income Fund                   $ 9          $29          $50         $111

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

1. All investment advisory fees were waived for the fiscal year ended June 30,1998 with the exception of the Quaker Mid-Cap Value Fund. Net of fee waivers, the advisory fees for the Mid-Cap Value Fund totaled $16,418 for the fiscal year ended June 30, 1998. Absent such fee waivers, the percentages for "Investment advisory fees" for the fiscal year ended June 30, 1998, would have been 0.75% for the Core Equity, Aggressive Growth, Mid-Cap Value and Small-Cap Value, 0.50% for the Enhanced Stock Market Fund, and 0.45% for the Fixed Income Fund. Up to 25% of the investment advisory fee may be paid for distribution activities relating to the Funds. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that a Fund may pay up to 0.25% of its average net assets annually for certain distribution expenses. All amounts paid for distribution activities will be funded entirely through investment advisory fees payable to the Funds' investment advisors and will not be paid directly by the Funds.
See "How Shares May Be Purchased - Distribution Plan."

2 Each Fund has adopted a Shareholder Servicing Agreement, which provides that the Fund will pay a shareholder servicing fee to the Funds' Sponsor, Quaker Funds, Inc., in the amount of 0.25% of the average daily net assets of the Fund, except the shareholder servicing fee will be limited to 0.20% for the Enhanced Stock Market Fund and 0.15% for the Fixed Income Fund. See "Management of the Funds-Sponsor of the Funds." All shareholder servicing fees were waived for the fiscal year ended June 30, 1998. Absent such fee waivers, the percentages for "Shareholder servicing fees" for the fiscal year ended June 30, 1998, would have been 0.25% for the Core Equity, Aggressive Growth, Small-Cap Value, and Mid-Cap Value Funds, 0.20% for the Enhanced Stock Market Fund, and 0.15% for the Fixed Income Fund.

3 The "Total operating expenses" shown above are based upon actual operating expenses incurred by each Fund for the fiscal year ended June 30, 1998 after fee waivers and expense reimbursements. Absent such waivers and reimbursements, "Total operating expenses" for the fiscal year ended June 30, 1998, would have been 3.48% for the Core Equity Fund, 8.09% for the Aggressive Growth Fund, 4.20% for the Small-Cap Value Fund, 1.97% for the Mid-Cap Value Fund, 5.58% for the Enhanced Stock Market Fund, and 2.53% for the Fixed Income Fund. The Advisors and the Fund Sponsor have agreed to reduce or waive their fees in order to limit "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses) to expense ratios noted in each column. There can be no assurance that the Advisors' and Fund Sponsor's fee waivers, or the Fund Sponsor's voluntary expense reimbursements, will continue in the future.

See "How Shares May Be Purchased" and "Management of the Funds" below for more information about the fees and costs of operating the Funds. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Funds; the actual rate of return for the Funds may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The financial data included in the table below for the fiscal year ended June 30,1998 has been audited by Goldenberg Rosenthal Friedlander, LLP, independent auditors, whose reports covering such period are included in the Statement of Additional Information. The information in the table below should be read in conjunction with each Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Annual Report of the Funds, a copy of which may be obtained at no charge by calling the Funds.

                             QUAKER FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

------------------------------------------------------------------------------------------------------------
                                                                              AGGRESSIVE
                                                             CORE EQUITY        GROWTH        ENHANCED STOCK
                                                                 FUND            FUND           MARKET FUND
                                                              -----------     -----------        -----------
                                                                 YEAR            YEAR               YEAR
                                                                 ENDED           ENDED              ENDED
                                                                JUNE 30,        JUNE 30,           JUNE 30,
                                                                  1998            1998               1998
                                                              -----------     -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $     11.99     $     11.16        $     11.99
                                                              -----------     -----------        -----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     (0.05)           0.00              (0.05)
   Net realized and unrealized gain (loss) on
      investments                                                    2.02            2.70               2.02
                                                              -----------     -----------        -----------
         TOTAL FROM INVESTMENT OPERATIONS                            1.97            2.70               1.97
                                                              -----------     -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                            (0.01)           0.00              (0.01)
   Net realized gain from investment transactions                   (0.01)          (1.38)             (0.01)
   Distribution in excess of net realized gain                      (0.67)          (0.46)             (0.67)
                                                              -----------     -----------        -----------
        TOTAL DISTRIBUTIONS                                         (0.69)          (1.84)             (0.69)
                                                              -----------     -----------        -----------
NET ASSET VALUE - END OF PERIOD                               $     13.27     $     12.02        $     13.27
                                                              ===========     ===========        ===========

TOTAL RETURN (B)                                                    17.30%          26.68%             17.30%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD                                     $    61,938     $ 1,613,803        $    61,938

RATIO OF EXPENSES TO AVERAGE NET ASSETS
   Before expense reimbursements and waived fees                    1.25%           8.07%(a)           1.25%
   After expense reimbursements and waived fees                     0.69%           1.35%(a)           0.69%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
   Before expense reimbursements and waived fees                    1.25%           6.68%(a)           1.25%
   After expense reimbursements and waived fees                     0.69%          (0.04%)(a)          0.69%

PORTFOLIO TURNOVER RATE                                            46.58%         887.13%             46.58%

AVERAGE BROKER COMMISSIONS PER SHARE                          $    0.0304                        $    0.0304

(a)  Annualized.

(b)  Aggregate total return, not annualized.

(c) Represents total commissions paid on portfolio securities divided by total shares purchased or sold on which commissions were charged.

                             QUAKER FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

---------------------------------------------------------------------------------------------------
                                                                             MID-CAP
                                                              SMALL CAP       VALUE     FIXED INCOME
                                                             EQUITY FUND       FUND         FUND
                                                              ---------     ---------     ---------
                                                                 YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED
                                                               JUNE 30,      JUNE 30,      JUNE 30,
                                                                 1998          1998          1998
                                                              ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   11.99     $   11.99     $   11.99
                                                              ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                   (0.05)        (0.05)        (0.05)
   Net realized and unrealized gain (loss) on
      investments                                                  2.02          2.02          2.02
                                                              ---------     ---------     ---------
         TOTAL FROM INVESTMENT OPERATIONS                          1.97          1.97          1.97
                                                              ---------     ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                          (0.01)        (0.01)        (0.01)
   Net realized capital gain                                      (0.67)        (0.67)        (0.67)
                                                              ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                                         (0.68)        (0.68)        (0.68)
                                                              ---------     ---------     ---------
NET ASSET VALUE - END OF PERIOD                               $   13.28     $   13.28     $   13.28
                                                              =========     =========     =========

TOTAL RETURN (B)                                                  17.30%        17.30%        17.30%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD                                     $  61,938     $  61,938     $  61,938

RATIO OF EXPENSES TO AVERAGE NET ASSETS
   Before expense reimbursements and waived fees                   1.25%         1.25%         1.25%
   After expense reimbursements and waived fees                    0.69%         0.69%         0.69%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
   Before expense reimbursements and waived fees                   1.25%         1.25%         1.25%
   After expense reimbursements and waived fees                    0.69%         0.69%         0.69%

PORTFOLIO TURNOVER RATE                                           46.58%        46.58%        46.58%

AVERAGE COMMISSION RATE PAID                                  $  0.0304     $  0.0304     $  0.0304

                        INVESTMENT OBJECTIVE AND POLICIES

                        Quaker Enhanced Stock Market Fund
                             Quaker Core Equity Fund
                          Quaker Aggressive Growth Fund
                            Quaker Mid-Cap Value Fund
                           Quaker Small-Cap Value Fund

The investment objective of the Quaker Enhanced Stock Market Fund ("Enhanced Fund"), the Quaker Core Equity Fund ("Core Equity"), the Quaker Aggressive Growth Fund ("Aggressive Growth"), the Quaker Mid-Cap Value Fund ("Mid-Cap"), and the Quaker Small-Cap Value Fund ("Small-Cap") is long-term capital growth. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund's investment objective. The Funds seek to achieve their investment objective by investing primarily in equity securities of domestic U.S. companies, and by utilizing each Fund's unique investment policies and techniques described below. The Funds' investment objective and fundamental investment limitations may not be altered without the prior approval of a majority of the Funds' shareholders. There is no guarantee that any Equity Fund will meet its investment objective.

THE ENHANCED FUND invests in a portfolio of securities whose diversification, market capitalization and volatility risk characteristics approximate those of the Standard & Poors 500 Index (the "S&P 500"), while also seeking to identify industry sectors and individual securities which offer the opportunity to exceed the total return of the S&P 500. The Enhanced Fund may contain up to 300 issues, and may not contain a representation of all sectors comprising the S&P 500. In contrast to other funds whose stated investment objective is to passively track the performance of S&P 500 by maintaining an investment portfolio substantially identical to the S&P 500, the Enhanced Fund is actively managed with constant attention to proprietary models designed to track the S&P 500 in risk and volatility, yet exceed the S&P 500 in potential price appreciation.

Construction of the Enhanced Fund is highly quantitative. The Adviser to the Enhanced Fund, FAM, utilizes a proprietary statistical model of historical and current data to achieve the Enhanced Fund's objective. Using these models, FAM develops for the Fund a diverse portfolio of approximately 200 to 300 equities selected from approximately 1200 domestic equity securities with market capitalizations similar to the market capitalization of the companies in the S&P 500.

CORE EQUITY invests primarily (at least 65% of the portfolio) in large capitaliztion equity securities. Companies with strong fundamentals, increasing sales and earnings, a conservative balance sheet and reasonable expectations of continuing earnings increases will be included in the portfolio.

GTC, investment advisor to Core Equity, also seeks to reduce capital gains taxes by controlling portfolio turnover. Core Equity's investment portfolio may contain from 60 to 200 stocks, and not all industries will be represented in the portfolio. On average, Core Equity's investment portfolio will have a higher price/earnings ratio and lower yield than the S&P 500. Up to 25% of the investment portfolio may be invested in securities that do not satisfy some or all of the above criteria.

AGGRESSIVE GROWTH invests the Fund's portfolio in a limited number of equity securities of companies which DGCM, investment advisor to Aggressive Growth, believes show a high probability of superior prospects for growth.

In selecting portfolio companies for Aggressive Growth, DGCM seeks a balance between "special situation" investments (spin-offs, corporate restructurings and tracking stocks) and large to mid-capitalization equities with high or accelerating profitability, an element of franchise value, and reasonable valuations. In purchasing "special situation" securities, DGCM looks for two primary characteristics: 1) superior risk/reward due to inefficient pricing of the security due to lack of research coverage; and 2) a measure of downside risk protection due to the company's low correlation to the capital markets.

DGCM utilizes a broad spectrum of qualitative and quantitative investment tools to select portfolio companies. Aggressive Growth also utilizes a conservative investment strategy of short selling securities to reduce volatility and enhance potential investment gain. Aggressive Growth limits short selling to 25% of its net assets. In addition, DGCM employs tight trading stops on securities sold short to reduce trading risk. Short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short term capital gain or loss.

Since short selling involves special risks, and the Fund could at any time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. To the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of a fund that does not engage in short sales.

No short sale will be effected if, at the time of making the short sale, the aggregate market value of all securities sold short will exceed 25% of the value of Aggressive Growth's net assets. Short sales by the Fund are further limited to 2% of the securities of any class of the issuer. To secure the Fund's obligation to replace any borrowed security, the Fund will place in a segregated account an amount of cash or U.S. Government Securities equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government Securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in the account plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short. Aggressive Growth may only engage in short sale transactions in securities listed on one or more national securities exchanges or on the NASDAQ.

MID-CAP invests in U.S. equity securities of companies which CVI, investment advisor to the Fund, believes show a high probability of superior prospects for above average total return. The universe of securities eligible for inclusion in Mid-Cap are those equity securities with market capitalizations similar to the market capitalizations of the companies included in the Russell Mid-Cap Index, with an ultimate selection of 25-75 stocks for investment by the Fund.

Under normal conditions, at least 65% of Mid-Cap's total assets will be invested in equity securities of mid capitalization companies. For these purposes "mid capitalization" companies are those companies with market capitalizations of up to $6 billion. The remaining portion of the Fund's total assets may be invested in equity securities of other companies, and other investments described below. Under normal conditions CVI anticipates that 65% to 80% of the Fund's assets will be invested in mid capitalization companies.

In selecting portfolio companies, CVI screens for asset rich and earnings rich companies, selling at relatively low market valuations, with attractive growth and momentum characteristics. CVI selects the companies for inclusion in the portfolio using a cash flow based, dividend discount model. CVI selects 50-100 securities which it believes to be undervalued relative to comparable alternate investments, then focuses on the fundamentals of these companies to choose which companies will ultimately be included in the Fund.

SMALL-CAP invests in a portfolio of securities which includes a broadly diversified number of U.S. equity securities which Aronson, investment advisor to Small-Cap, believes show a high probability of superior prospects for above average total return. The universe of securities eligible for inclusion in Small-Cap consists of those equity securities with market capitalizations similar to the market capitalizations of companies included in the Russell 2500 Index, with an ultimate selection of 140-160 stocks for investment by Small-Cap.

Under normal conditions, at least 65% of Small-Cap's total assets will be invested in equity securities of small capitalization companies. "Small capitalization" companies are those companies with market capitalizations of up to $1.5 billion. The remaining portion of Small-Cap's total assets may be invested in equity securities of medium and large capitalization companies, and other investments described below.

In selecting portfolio companies, Aronson focuses on asset rich and earnings rich companies selling at relatively low market valuations, with attractive growth and momentum characteristics. Small-Cap intends to remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.

Aronson screens a broad universe of U.S. securities to identify a subset of issues with ample trading volume, a number of years of operating history, and capitalizations no larger than the companies in the Russell 2500 Index. The resulting stocks are divided into 11 peer groups or sectors. Within each group, Aronson identifies the most attractive stocks by considering a number of balance sheet and income statement criteria. A diversified portfolio is created with sector weights aligned to the Russell 2500 Index and individual security weightings determined to balance industry and other risk characteristics.

Investment Securities Common to all Equity Funds

Equity Securities. The Equity Funds may invest in common stock, convertible preferred stock, straight preferred stock, and investment grade convertible bonds. Each Equity Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities (other than those acquired in units or attached to other securities). Stocks held in the portfolios of the Equity Funds will generally be traded on either the New York Stock Exchange, American Stock Exchange or the NASDAQ over-the-counter market. Under normal conditions, at least 90% of the Equity Funds' total assets will be invested in equity securities. Warrants and rights are excluded for purposes of this calculation.

Foreign Securities. Because of the inherent risk of foreign securities over domestic issues, the Equity Funds will only purchase foreign securities traded domestically as American Depository Receipts (ADRs). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade on the over the counter markets. The prices of ADRs are denominated in U.S. dollars, while the underlying security may be denominated in a foreign currency. . See "Investment Limitations."

Short-Term Investments. The Equity Funds also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, the Equity Funds may invest up to 100% of their respective total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When the Equity Funds invest their assets in such securities as a temporary defensive measure, they will not be not pursuing their stated investment objective. See, "Quaker Fixed Income Fund" below.

All of the Equity Funds may make short sales against the box, i.e. short sales made when a particular Fund owns securities identical those sold short.

Options. Each Equity Fund may invest in options on equity securities and securities indices, and options on futures contacts. The primary risks associated with these investments are; (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further. over-the-counter options can be less liquid than exchange-traded options. Accordingly, an Equity Fund will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. Each Equity Fund may invest not more than 10% of its total assets in options transactions. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Equity Funds will write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that an Equity Fund has purchased. The Equity Funds may only write (sell) "covered" options.

Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, each Equity Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. An Equity Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.

An Equity Fund may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Equity Fund's existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") does not exceed 5% of the market value of the Fund's total assets. Otherwise, each Equity Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options. Additional information on permitted futures transactions of the Equity Funds and their associated risks is contained in the Statement of Additional Information.

QUAKER FIXED INCOME FUND

The investment objective of the Quaker Fixed Income Fund ("Fixed Income Fund") is to generate current income, preserve capital and maximize total returns through a portfolio of investment grade fixed income securities. There is no guarantee that the Fixed Income Fund will meet its investment objective. Fixed Income's investment objective and fundamental investment limitations may not be altered without the prior approval of a majority of the Fund's shareholders.

Anyone may invest in Fixed Income, but the Fund is designed for tax-exempt institutional investors such as pension and profit-sharing plans, endowments, foundations, employee benefit trusts, and certain individuals. The Fund invests without regard to federal tax considerations other than those that apply to Fixed Income's status as a tax-exempt entity.

FAM, investment advisor to Fixed Income, seeks to achieve the Fund's investment objective by normally establishing a duration target for the Fund's portfolio similar to the duration of the popular bond market indices (e.g. Salomon Brother's Broad Investment Grade Index). However, FAM may lengthen the duration of the portfolio when yields appear abnormally high, and shorten duration when yields appear abnormally low. FAM also looks for value in the shape of the yield curve. FAM also examines the relative valuation of U.S. Treasury securities versus mortgage backed securities, asset backed securities, corporate bonds and U.S. agency securities.

Duration. Duration is an important concept in FAM's fixed income management philosophy. "Duration" is not the same thing as "maturity". Whereas maturity takes into account only the final principal payments to determine the price risk of a particular fixed income security, duration weights all potential cash flows
- principal, interest and reinvestment income - on an expected present value basis, to determine the `effective life' of the security. Once FAM has determined the optimal duration target for the Fund, and determined which of the Fund's permissible investments has the highest relative valuations, FAM constructs and closely monitors a portfolio of the securities described below to achieve its anticipated performance.

U.S. Government Securities. Fixed Income may invest in U.S. Government Securities, such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills; securities guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA"); and securities issued by U.S. Government agencies and instrumentalities. Securities of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), some are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and some are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). You should be aware that the U.S. Government is not obligated to support U.S. Government agencies or instrumentalities in the future, other than as set forth above.

Mortgage Pass-Through Certificates. Are securities representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal by the issuer. For securities issued by GNMA, the payment of principal is also backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields.

Collateralized Mortgage Obligations. Fixed Income may invest in collateralized mortgage obligations ("CMOs"), which are generally securities backed by mortgage pass-through certificates or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. CMOs pay interest and principal (including prepayments) monthly, quarterly or semi-annually. FAM will invest in CMOs when it determines that such securities fit the investment objective and policies of the Fund.

Asset-Backed Securities. In addition to CMOs, the Fund may also invest in other asset-backed securities, such as securities backed by automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. You should be aware that if the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. Fixed Income will invest only in asset-backed securities rated A or better by Moody's, S&P, Fitch, or D&P, or if not rated, of equivalent quality as determined by FAM.

Floating Rate Securities. The Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Corporate Bonds. Fixed Income may invest in notes and bonds issued by U.S. Corporations and foreign corporations rated by a U.S. rating service and traded on a U.S. exchange. All corporate securities will be of investment grade quality as determined by Moody's, S&P, Fitch, and D&P, or if no rating exists, of equivalent quality as determined by FAM. See, "Investment Limitations -
Investment Grade Securities". FAM will monitor continuously the ratings of securities held by the Fund and the creditworthiness of their issuers.

All securities purchased for the Fund will be of investment grade quality as determined by Moody's Investors Service, Inc. ("Moodys"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if no rating exists, of equivalent quality as determined by FAM, under the Supervision of the Board of Trustees. For a more complete description of the various bond ratings for Moody's, S&P, Fitch and D&P, see Appendix A to the Statement of Additional Information.

Forward Commitments and When-Issued Securities. Fixed Income may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fixed Income Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if FAM deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

               Permissible Investments Common to all Quaker Funds

Money Market Instruments. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Adviser's opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of a Fund. An Adviser may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from a Fund's normal investment approach and invest up to 100% of the net assets of a Fund in these instruments for temporary and defensive purposes.

U.S. Government Securities. Each Fund may invest a portion of its portfolio in U.S. Government Securities, as defined under "Quaker Fixed Income Fund-U.S. Government Securities" above.

Repurchase Agreements. The Funds may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when a Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. A Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested seven days. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering its cash, or a loss in value due to a decline in the value of the securities held.

Investment Companies. In order to achieve its investment objective, a Fund may invest up to 10% of the value of its total assets in securities of other investment companies. Each Fund may invest in any type of investment company consistent with the Fund's investment objective and policies. A Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent a Fund invests in other investment companies, the shareholders of that Fund would indirectly pay a portion of the operating costs of the underlying investment companies.

Real Estate Securities. The Funds may invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Funds are not limited in the amount of these types of securities they may acquire, it is not presently expected that within the next 12 months a Fund will have in excess of 5% of its total assets in real estate securities.

You should be aware that Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property). REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the Investment Company Act. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

Illiquid Investments. Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, each Advisor determines the liquidity of its Fund's investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

                                  RISK FACTORS

You may lose money by investing in the Funds. Your risk of loss is greater if you invest for shorter periods. Special risk considerations for the Funds are discussed at length in the Section entitled "Investment Objective and Policies" A more complete discussion of certain of these securities and investment techniques and their associated risks is also contained in the Statement of Additional Information.

Fluctuations in Value. The Funds' net asset value will fluctuate with rises and falls in the prices of the securities comprising each Fund's portfolio. Some Funds will exhibit more price volatility than others. Your shares may be worth more or less than you paid for them when you redeem them. Because there is risk in any investment, there can be no assurance that any Fund will achieve its investment objective.

Portfolio Turnover. The Funds sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. The degree of portfolio activity affects the brokerage costs of the Funds and other transaction costs related to the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gain tax consequences. The portfolio turnover rate for each Fund is set forth under "Financial Highlights" above.

                             INVESTMENT LIMITATIONS

Investment Grade Securities. Fixed Income limits its investment purchases to high quality investment grade securities. The securities industry defines investment grade securities as obligations which have the characteristics described by S&P, Fitch, Moody's, D&P or other recognized rating services in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. Although considered to be of "investment grade" quality, securities rated BBB by S&P, Fitch, and D&P or Baa by Moody's, while normally exhibiting adequate protection parameters, have speculative characteristics. For a description of each rating grade, see Appendix A to the Statement of Additional Information. Fixed Income limits portfolio investments to those securities in the three highest ratings, rated at least A by Moody's, S&P, Fitch or D&P, or if not rated, of equivalent quality as determined by the Adviser. There may also be instances in which FAM purchases bonds that are rated A by one rating agency and not rated or rated lower than A by other rating agencies.

Other Investment Limitations. The investment objective of each Fund is fundamental, and may only be changed upon approval of a "majority" of that Fund's outstanding shares, as defined in the Investment Company Act of 1940. For a complete listing of the Funds' limitations, both fundamental and those which may be changed by vote of the Board of Trustees, See "Investment Limitations" in the Statement of Additional Information.

                              FEDERAL INCOME TAXES

Taxation of the Funds. The Internal Revenue Code of 1986, as amended (the "Code"), treats each series in the Trust as a separate regulated investment company. Each series of the Trust (each of the Funds) intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. Regulated investment companies are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income. The Funds intend to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

For the fiscal year ended June 30, 1998, each Fund was considered a "personal holding company" under the Code since 50% of the value of each Fund's shares was owned directly or indirectly by five or fewer individuals at certain times. As a result, each Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, each Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended June 30, 1998, however, no provision was made for federal income taxes for any of the Funds, since substantially all taxable income was distributed to shareholders. For the current fiscal year, each Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid individual income taxes.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Funds or which are re-invested in additional shares will be taxable as ordinary income. If you are not required to pay a tax on income, you will not be required to pay federal income taxes on the amounts distributed to you. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Funds from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Funds. Capital gain distributions are made when a Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Funds shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of each Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of the Trust).

The Trust will inform you of the source of dividends and capital gains distributions at the time you are paid and, promptly after the close of each calendar year, will issue an information return to advise you of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. You should consult your tax adviser regarding specific questions as to federal, state or local taxes.

Federal income tax law requires you to certify that the social security number or taxpayer identification number provided to the Funds is correct and that you are not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). You will be asked to make the appropriate certification on your application to purchase shares. If you have not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. Each Equity Fund will generally pay income dividends, if any, at least annually. Each Fund will generally distribute net realized capital gains, if any, at least annually. The Fixed Income Fund generally intends to pay income dividends, if any, monthly.

Unless you elect to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the respective Fund at the net asset value per share next determined. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Funds at555 North Lane, Suite 6160, P.O. Box 844, Conshohocken, PA 19428-0844. That request must be received by the Funds prior to the record date to be effective as to the next dividend. You will receive a quarterly summary of your account, including information as to any reinvested dividends. Tax consequences to of dividends and distributions are the same if received in cash or in additional shares of the Funds.

                              HOW SHARES ARE VALUED

Net asset value of each Equity Fund is determined at the close of business, currently 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. Net asset value of the Fixed Income Fund is determined at 3:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange and/or the Federal Reserve Banking System is closed. The net asset value of the shares of each Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by each Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisors and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained by calling 800-220-8888, or by writing to the Funds at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Funds. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at each Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein. Since the Funds are offered only on a no-load basis, a broker-dealer may charge a transaction fee for settlement services.

The minimum initial investment is $10,000 in the Trust. Investors may allocate their investment among the various series (Funds) of the Trust. If an initial investment is made in only one Fund, the minimum initial investment is $10,000. The minimum subsequent investment is $250. The Funds may, in the Distributor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable and addressed to the Quaker Family of Funds, 555 North Lane, Suite 6160, P.O. Box 844, Conshohocken, PA 19428-0844. Subsequent investments in an existing account in any Fund may be made at any time in minimum amounts of $250 by sending a check to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number.

Purchases by Wire. To purchase shares by wiring federal funds, each Fund must first be notified by calling 800-220-8888 to request an account number and furnish the Fund with your tax identification number. Following notification to a Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

                   First Union National Bank of North Carolina
                            Charlotte, North Carolina
                                 ABA # 053000219
                    For the Quaker Enhanced Stock Market Fund
                               Acct #2000000862084
                         For the Quaker Core Equity Fund
                               Acct #2000000862039
                      For the Quaker Aggressive Growth Fund
                               Acct #2000000862071
                       For the Quaker Small-Cap Value Fund
                              Acct #20000001067875
                  For the Quaker Sector Allocation Equity Fund
                               Acct #2000000862149
                        For the Quaker Fixed Income Fund
                               Acct #2000000862136
           For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the applicable Fund immediately after the initial wire as described under "Purchases by Mail" above.
Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. Each Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined net asset value per share after an investment has been received by a Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by a Fund and effective prior to such 4:00 p.m. time will purchase shares at the net asset value determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For purposes of the Fixed Income Fund, the foregoing references to 4:00 p.m. will instead be to 3:00 p.m., New York time, Monday through Friday, exclusive of business holidays. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Funds. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any Fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Distributor, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Administrator is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Funds, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distribution Plan. Declaration Distributors, Inc., 555 North Lane, Suite 6160, P.O. Box 844, Conshohocken, PA 19428-0844 (the "Distributor"), is the national distributor for the Funds under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others.

The Trust has adopted a Distribution Plan (the "Plan") for all Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Funds may reimburse any expenditures to finance any activity primarily intended to result in sale of the shares of the Funds, including, but not limited to, the following: (i) payments to the Distributor and its agents, securities dealers, and others for the sale of shares of the Funds; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares of the Funds; and
(iii) formulation and implementation of marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by the Funds pursuant to the Plan are accrued based on the average daily net assets of each Fund and may not exceed 0.25% of average net assets for each year elapsed subsequent to adoption of the Plan. All expenditures under the Plan will be funded entirely from investment advisory fees payable to the Funds' investment advisors and will not be paid directly by the Funds. The Investment Advisory Agreements entered into by the Funds and each of the investment advisors provides for the payment of such distribution fees and expenses from the investment advisory fees payable thereunder.

The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. The continuation of the Plan must be approved by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made. No amounts were expended pursuant to the Plan for the fiscal year ended June 30, 1998.

The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of any Fund for shares of any other Fund of the Trust. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received, and is a taxable transaction. Shares of each Fund may be exchanged for shares of any other series of the Trust at the net asset value plus that series' sales charge, if any. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct a Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

A pattern of frequent exchange transactions may be deemed by the Distributor to be an abusive practice that is not in the best interests of the shareholders of the Funds. Such a pattern may, at the discretion of the Distributor, be limited by that Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Distributor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Funds or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of each Fund may be redeemed (the Funds will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by a Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value next determined at that time. Otherwise, your order will redeem shares as of 4:00 p.m. on the next business day. For purposes of the Fixed Income Fund, the foregoing references to 4:00 p.m. will instead be to 3:00 p.m., New York time, Monday through Friday, exclusive of business holidays. There is no charge for redemptions from the Funds, other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $10,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $10,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 800-220-8888, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the Funds at 555 North Lane, Suite 6160, P.O. Box 844, Conshohocken, PA 19428-0844. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2) Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Funds may delay forwarding a redemption check for recently purchased shares while they determine whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by them, or to fairly determine the value of their assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Funds offer shareholders the option of redeeming shares by telephone under certain limited conditions. The Funds will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 610-832-1067). The confirmation instructions must include:

1)   Shareholder name, name of applicable Fund, and account number;

2)   Number of shares or dollar amount to be redeemed;

3)   Instructions for transmittal of redemption funds to the shareholder; and

4) Shareholder signature as it appears on the application then on file with the Funds.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days on which your bank, and/or the Funds' Custodian, is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees" below.) The Distributor reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Distributor believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Funds in their discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 800-220-8888. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the applicable Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if they do not follow such procedures, the Funds will be liable for any losses due to fraudulent or unauthorized instructions. The Funds will not be liable for following telephone instructions reasonably believed to be genuine.

Transfer on Redemption to Money Market Account. Shareholders wishing to have redemption proceeds and/or income and capital gain dividends transferred into an account in their name in a money market fund may so indicate on their Account Application. The Custodian and Distributor of the Funds have made available the Evergreen Money Market Fund for use of Fund shareholders. Purchases and/or transfers into this money market fund may only be made after the shareholder has received the current prospectus for such Fund. For further information and a prospectus please call the Funds at 800-220-8888.

Systematic Withdrawal Plan. A shareholder who owns shares of one of the Funds valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Funds for an application form. See the Statement of Additional Information for further details.

Signature  Guarantees.  To  protect  your  account  and the  Funds  from  fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers. Each Fund is a series of the Quaker Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Funds' overall operations.

FIDUCIARY ASSET MANAGEMENT CO. Under the supervision of the Board of Trustees, Fiduciary Asset Management Co. ("FAM") provides the Enhanced Stock Market Fund and the Fixed Income Fund with a continuous program of investment management, including the composition of each Fund's portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement ("Advisory Agreement") with the Trust.

FAM was established as a Missouri corporation in 1994, and is registered as an investment adviser under the Investment Advisors Act of 1940, as amended. FAM currently serves as investment advisor to over $3.7 billion in assets, rendering investment counsel and utilizing investment strategies substantially similar to that of the Funds, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its inception in 1994. FAM's address is 8112 Maryland Avenue, Suite 310, Clayton, Missouri 63105. FAM is controlled by Charles D. Walbrandt.

John L. Dorian has been responsible for day-to-day management of the Enhanced Stock Market Fund's portfolio since its inception. Mr. Dorian has been with FAM since April 1995. Previously Mr. Dorian was a Managing Director and Portfolio Manager with First Quadrant Corp., Pasadena, California.

Wiley D. Angell has been responsible for day-to-day management of the Fixed Income Fund's portfolio since its inception. Mr. Angell has been with FAM since its inception in June 1994. Previously Mr. Angell was Corporate Director, Fixed Income Portfolio Manager with General Dynamics Corporation.

Under the Advisory Agreement with the Trust, FAM receives a monthly management fee equal to an annual rate of 0.50% of the average daily net asset value of the Enhanced Stock Market Fund. For the fiscal year ended June 30, 1998, FAM voluntarily waived its entire fee in the amount of $6,443.

FAM receives a monthly management fee equal to an annual rate of 0.45% of the average daily net asset value of the Fixed Income Fund. For the fiscal year ended June 30, 1998, FAM voluntarily waived its entire fee in the amount of $12,948.

GEEWAX, TERKER & CO Under the supervision of the Board of Trustees, Geewax, Terker & Co. ("GTC") provides the Core Equity Fund with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement ("Advisory Agreement") with the Trust, dated October 19, 1998. GTC became Adviser to the Fund after the previous Adviser, West Chester Capital Advisers, Inc., resigned. GTC was chosen to become the Adviser to Core Equity by the Board of Trustees, and was approved as Adviser by a majority of the outstanding shares of Core Equity at a Special Meeting of Shareholders held on October 19, 1998.

GTC was established as a Pennsylvania partnership in 1982, and is registered as an investment adviser under the Investment Advisors Act of 1940, as amended. GTC currently serves as investment advisor to over $3.5 billion in assets. GTC has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Core Equity Fund, to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1987. GTC's address is 99 Starr Stree, Phoenixville, Pennsylvania 19460. GTC is controlled by John J. Geewax and Bruce E. Terker.

John J. Geewax has responsibility for the day-to-day management of the Fund's portfolio. Prior to establishing Geewax, Terker & Co. in 1982, Mr. Geewax served as a portfolio manager with Pennsylvania Asset Services beginning in 1980. He was also an instructor at the Wharton School of the University of Pennsylvania from 1980 to 1982.

Under the Advisory Agreement with the Trust, GTC receives a monthly management fee equal to an annual rate of 0.75% of the average daily net asset value of the Fund. For the fiscal year ended June 30, 1998, West Chester Capital Advisors, Inc., the former Advisor to the Fund, voluntarily waived its entire fee in the amount of $17,770.

DG CAPITAL MANAGEMENT, INC. Under the supervision of the Board of Trustees, DG Capital Management, Inc. ("DGCM") provides the Aggressive Growth Fund with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement ("Advisory Agreement") with the Trust.

DGCM was established as a Massachusetts corporation in 1996, and is registered under the Investment Advisors Act of 1940, as amended. DGCM currently serves as investment advisor to over $10 million in assets. DGCM has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Aggressive Growth Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1985. DGCM's address is 121 High Street, Boston, Massachusetts 02110. DGCM is controlled by Manu Daftary.

Manu Daftary has been responsible for day-to-day management of the Fund's portfolio since its inception. He has been with DGCM since July 1996. Previously Mr. Daftary was a portfolio manager with Greenville Capital Management during 1995 and early 1996; was Senior Vice President/Portfolio Manager with Hellman, Jordan Management Company from 1993-1995; was co-manager of the institutional growth stock portfolio with Geewax, Terker & Co. from 1988-1993.

Under the Advisory Agreement with the Trust, DGCM receives a monthly management fee equal to an annual rate of 0.75% of the average daily net asset value of the Fund. For the fiscal year ended June 30, 1998, DGCM voluntarily waived its entire fee in the amount of $10,415.

COMPU-VAL  INVESTMENTS,  INC.  Under the  supervision  of the Board of Trustees,
Compu-Val Investments, Inc. ("CVI") provides the Mid-Cap Value Fund with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement ("Advisory Agreement") with the Trust.

CVI was established as a Delaware corporation in 1974, and is registered under the Investment Advisors Act of 1940, as amended. CVI currently serves as investment advisor to over $170 million in assets. DGCM has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Aggressive Growth Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1974. CVI's address is 1702 Lovering Avenue, Wilmington, Delaware, 19806. CVI is controlled by James Kalil, Ph.D. and Donald J. Kalil.

Christopher O'Keefe, Director of Equity Research for the Adviser since 1995, is the Fund's portfolio manager. Previously, Mr. O'Keefe was an investment analyst with CoreStates investment Advisers, Philadelphia, PA , since 1989.

Under the Advisory Agreement with the Trust, CVI receives a monthly management fee equal to an annual rate of 0.75% of the average daily net asset value of the Fund. For the fiscal year ended June 30, 1998, CVI voluntarily waived fees in the amount of $9,928.

ARONSON + PARTNERS. Under the supervision of the Board of Trustees, Aronson + Partners ("Aronson") provides the Small-Cap Value Fund with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an amended Investment Advisory Agreement ("Advisory Agreement") with the Trust, dated October 19, 1998.

Aronson was established as a Pennsylvania partnership in 1984, and is registered as an investment adviser under the Investment Advisors Act of 1940, as amended. Aronson currently serves as investment advisor to over $1.4 billion in assets. Aronson has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Small-Cap Value Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its inception in 1984. Aronson's address is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19012. Aronson is controlled by Theodore R. Aronson.

Mr. Aronson has been responsible for day-to-day management of the Fund's portfolio since its inception. He has been with Aronson since August 1984. Previously Mr. Aronson was a partner with Addison Capital Management.

Under the Advisory Agreement with the Trust prior to October 19, 1998, Aronson received a monthly management fee equal to an annual rate of 0.75% of the average daily net asset value of the Fund. On October 19, 1998, the shareholders of the Fund approved a new Advisory Agreement with Aronson, instituting a new fee schedule. Listed below is a comparison of the annual management fee rates as a percentage of average daily net assets payable under the current management agreement and the new management agreement for the Value Fund.

                                       PRIOR AGREEMENT            NEW AGREEMENT
                                       ---------------            -------------
Present to September 30, 1998               0.75%                     0.75%
October 19, 1998- October 1, 1999           0.75%                     0.90%
Thereafter                                  0.75%             Performance Based
                                                                    As Follows:

From October 1, 1999 forward, a performance fee concept will be implemented. This will provide for an investment advisory fee (Base Fee) at an annual rate of 0.90% of the daily net assets of the Fund to be computed and paid quarterly when the cumulative investment results for the Fund over the prior twelve (12) months exceed the return for the Russell 2000 Index for the same period by 3.0%. this comparison will be repeated each quarter, using the data from the immediate prior twelve (12) months. Adjustment factors will be applied to the investment advisory fee according to the following formula.:

Cumulative 12 months                        Performance Fee
Return versus the Index                     Adjustment

Less than + 1.0%                            0.3333 X Base Fee
Between +1.0 and +1.5%                      0.4664 X Base Fee
Between +1.5 and +2.0%                      0.5998 X Base Fee
Between +2.0 and +2.5%                      0.7332 X Base Fee
Between +2.5 and + 3.0%                     0.8666 X Base Fee
At +3.0%                                    1.0000 X Base Fee
Between +3.0 and + 3.5%                     1.1334 X Base Fee
Between +3.5 and + 4.0%                     1.2668 X Base Fee
Between +4.0 and + 4.5%                     1.4002 X Base Fee
Between +4.5 and + 5.0%                     1.5336 X Base Fee
More than +5.0%                             1.6667 X Base Fee

For the fiscal year ended June 30, 1998, Aronson voluntarily waived its entire fee in the amount of $16,356.

General Advisor Duties. Each Advisor supervises and implements the investment activities of their respective Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of each Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Funds' portfolio investments will be effected. Each Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, each Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, each Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Advisors may also utilize a brokerage firm affiliated with the Trust, such as the Distributor, if it believes it can obtain the best execution of transactions from such broker, subject to periodic review of such executions and procedures by the Board of Trustees. For further information, see "Investment Objective and Policies -Investment Transactions" in the Statement of Additional Information.

Administrator. The Trust has entered into a Fund Administration Agreement with Declaration Service Company (the "Administrator"),555 North Lane, Suite 6160, P.O. Box 844, Conshohocken, PA 19428-0844. Subject to the authority of the Board of Trustees, the services the Administrator provides to each Fund include coordinating and monitoring any third parties furnishing services to the Funds; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Funds; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents.

The Administrator also performs certain accounting and pricing services for each Fund as pricing agent, including the daily calculation of each Fund's net asset value.

Transfer Agent. The Declaration Service Company (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds.

Sponsor of the Funds. Quaker Funds, Inc., will engage in shareholder servicing activities for the Funds not otherwise provided by the Funds' Administrator or Custodian, for which it will receive a fee at the annual rate of 0.25% of the average daily net assets of the Funds, except the shareholder servicing fee will be limited to 0.20% for the Enhanced Stock Market Fund and 0.15% for the Fixed Income Fund. Pursuant to a Shareholder Servicing Agreement adopted by the Trust for each Fund, Quaker Funds, Inc. will provide oversight with respect to each Advisor, arrange for payment of investment advisory and administrative fees, coordinate payments under each Fund's Distribution Plan, develop communications with existing Fund shareholders, assist in responding to shareholder inquiries, and provide other shareholder servicing tasks. Laurie Keyes, Jeffry H. King and Peter F. Waitneight, each of whom is a Trustee of the Trust, control Quaker Funds, Inc. Quaker Funds, Inc. was formed as a Pennsylvania corporation in 1996 and is located at 1288 Valley Forge Road, Suite 76, Valley Forge, Pennsylvania 19482. See footnote 3 to the Fee Table regarding the Sponsor's agreement to reduce its fee, if necessary, to limit operating expenses and maintain the expense ratio of the Fund. No shareholder servicing fees were paid by the Funds for the fiscal year ended June 30, 1998.

Custodian. First Union National Bank (the "Custodian"), serves as Custodian of the Funds' assets. The Custodian acts as the depository for the Funds, provides safekeeping for their portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds' request and maintains records in connection with its duties.

Other Expenses. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Funds' assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by each Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 24, 1990 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares.

When issued, the shares of each series of the Trust will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (Fund) or class, except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

As of June 30, 1998, the following persons owned of record or beneficially more than 25% of the shares of the Funds: Manu Daftary IRA, record owner with respect to 28.24% of the Aggressive Growth Fund; Accordingly, these persons may be deemed to be a "controlling person" of the indicated Fund within the meaning of the Investment Company Act.

Reporting to Shareholders. Each Fund will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports for each Fund will be audited by independent accountants. In addition, the Funds will send to each shareholder having an account directly with the Fund, a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to 555 North Lane, Suite 6160, Conshohocken, PA 19428 or by calling 800-220-8888.

Calculation of Performance Data. From time to time the Funds may advertise their average annual total return. The "average annual total return" of each Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, each Fund may advertise other total return performance data. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in each Fund for various periods.

From time to time the Fixed Income Fund may also advertise its yield. The "yield" of a Fund is computed by dividing the net investment income per share earned during the most recent practicable period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

The total return and yield of each Fund could be increased to the extent the Advisor, the Administrator or the Fund Sponsor may waive all or a portion of their fees. Total return and yield figures are based on the historical performance of each Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Funds' quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

THE QUAKER FAMILY OF FUNDS

PROSPECTUS

November 1, 1998

DISTRIBUTOR
Declaration Distributors, Inc.
555 North Lane, Suite 6160
Conshohocken, PA  19428

CUSTODIAN
First Union National Bank of North Carolina



ADMINISTRATOR
Declaration Service Company
P.O. Box 844
Conshohocken, PA  19428-0844

TRANSFER AGENT
Declaration Service Company
P.O. Box 844
Conshohocken, PA  19428-0844

INDEPENDENT AUDITORS
Goldenberg Rosenthal Friedlander, LLP
101 West Avenue
P.O. Box 458
Jenkintown, Pennsylvania 19046-0458

FUND SPONSOR
Quaker Funds, Inc.
1288 Valley Forge Road, Suite 76
Valley Forge, Pennsylvania 19482

INVESTMENT ADVISORS
Aronson + Partners
Philadelphia, Pennsylvania

Compu-Val Investments, Inc.
Wilmington, Delaware

DG Capital Management
Wayland, Massachusetts

Fiduciary Asset Management
St. Louis, Missouri
Bellevue, Washington

Geewax, Terker & Co.
Phoenixville, Pennsylvania

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                           THE QUAKER FAMILY OF FUNDS
                                    Series of
                             QUAKER INVESTMENT TRUST

                      555 North Lane, Post Office Box 0844
                                   Suite 6160
                           Conshohocken, PA 19428-0844
                             Telephone 800-220-8888

Table of Contents

INVESTMENT OBJECTIVE AND POLICIES............................................  2
INVESTMENT LIMITATIONS.......................................................  8
NET ASSET VALUE..............................................................  9
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................  10
DESCRIPTION OF THE TRUST....................................................  11
ADDITIONAL INFORMATION CONCERNING TAXES.....................................  11
MANAGEMENT OF THE FUNDS...................................................... 13
SPECIAL SHAREHOLDER SERVICES................................................. 20
ADDITIONAL INFORMATION ON PERFORMANCE........................................ 21
APPENDIX A - DESCRIPTION OF RATINGS.......................................... 24
ANNUAL REPORTS OF THE FUNDS FOR THE FISCAL YEAR ENDED JUNE 30, 1998.....ATTACHED


This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated, November 1, 1998, for the Quaker Enhanced Stock Market Fund, the Quaker Core Equity Fund, the Quaker Aggressive Growth Fund, the Quaker Mid-Cap Value Fund, the Quaker Small-Cap Value Fund, (, and the Quaker Fixed Income Fund (individually a "Fund" and collectively the "Funds"), as the Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectus may be obtained at no charge by writing or calling the Funds at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement each Fund's investment objective and policies as set forth in the Prospectus for each Fund.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for fixed income securities in which the Funds may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor to each Fund is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund managed by such Advisor.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short term trading to achieve its investment objectives.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds' fixed income portfolio transactions will be principal transactions executed in over the counter markets and will be executed on a "net" basis, which may include a dealer mark-up. With respect to securities traded only in the over the counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor to each Fund, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor to each Fund will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, each Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Funds. In addition, the Advisor to each Fund is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor to each Fund and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor to each Fund may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Distributor is a registered securities broker-dealer, but it is unlikely that the Distributor will execute transactions on behalf of the Funds.

The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with an Advisor or an affiliated person of an Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor to the Fund, or an affiliated person of the Advisor to the Fund, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for each Fund will be made independently from those for any other Fund and any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor to each Fund. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, an Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund or another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor to each Fund believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.


For the fiscal year ended June 30, 1998, the total dollar amount of brokerage commissions paid by the Enhanced Stock Market Fund was $3,000, all of which was paid during such period to the former Distributor, Quaker Securities , Inc. . Transactions in which the Enhanced Stock Market Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate brokerage commissions paid by the Enhanced Stock Market Fund for the fiscal year ended June 30, 1998.

For the fiscal year ended June 30, 1998, the total dollar amount of brokerage commissions paid by the Core Equity Fund was $6,199, all of which was paid during such period to the former Distributor. Transactions in which the Core Equity Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate brokerage commissions paid by the Core Equity Fund for the fiscal year ended June 30, 1998.

For the fiscal year ended June 30, 1998, the total dollar amount of brokerage commissions paid by the Aggressive Growth Fund was $45,320, of which $45,094 was paid during such period to the former Distributor. Transactions in which the Aggressive Growth Fund used the Distributor as broker involved 98.41% of the aggregate dollar amount of transactions involving the payment of commissions and 99.50% of the aggregate brokerage commissions paid by the Aggressive Growth Fund for the fiscal year ended June 30, 1998.

For the fiscal year ended June 30, 1998, the total dollar amount of brokerage commissions paid by the Small-Cap Value Fund was $11,095, none of which was paid during such period to the former Distributor. Transactions in which the Small-Cap Value Fund used the Distributor as broker involved 00.00% of the aggregate dollar amount of transactions involving the payment of commissions and 00.00% of the aggregate brokerage commissions paid by the Small-Cap Value Fund for the fiscal year ended June 30, 1998.

For the fiscal year ended June 30, 1998, the total dollar amount of brokerage commissions paid by the Mid-Cap Value Fund was $19,086, all of which was paid during such period to the former Distributor. Transactions in which the Mid-Cap Value Fund used the Distributor as broker involved 100% of the aggregate brokerage commissions paid by the commissions paid by the Mid-Cap Value Fund for the fiscal year ended June 30, 1998.


Repurchase Agreements. Each Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to each Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which will cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest bearing instrument. The Funds will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Advisor to each Fund will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by a Fund.

Illiquid Investments. Each Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor to each Fund determines the liquidity of a Fund's investments and, through reports from each Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor to each Fund may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and over-the-counter options. If through a change in values, net assets or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Options Trading. The Equity Funds may also purchase or sell certain put and call options for hedging purposes. This is a highly specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Equity Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The obligation of an Equity Fund to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event that Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. An Equity Fund will write an option on a particular security only if that Fund's Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When an Equity Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, an Equity Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by an Equity Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Stock Index Options. The Equity Funds may purchase or sell put and call stock index options for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index.

The Equity Funds may purchase call and put stock index options in an attempt to either hedge against the risk of unfavorable price movements adversely affecting the value of a Fund's securities, or securities the Fund intends to buy, or otherwise in furtherance of that Fund's investment objectives. The Equity Funds will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which that Fund has purchased.

The use by an Equity Fund of stock index options is subject to certain risks. Successful use by the Equity Funds of options on stock indexes will be subject to the ability of each Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, an Equity Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in that Fund's portfolio securities. Inasmuch as each Equity Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Equity Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of that Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and each Equity Fund's portfolio securities that would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Equity Fund.

Futures Contracts and Related Options. To hedge against changes in securities prices, each Equity Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The futures contracts will be limited to futures on various securities (such as U.S. Government securities), securities indices, and other financial instruments and indices. An Equity Fund may engage in futures and related options transactions for bona-fide hedging and non-hedging purposes as described below. All futures contracts entered into by an Equity Fund will be traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, an Equity Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, an Equity Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that an Equity Fund owns or proposes to acquire. An Equity Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by an Equity Fund or securities with characteristics similar to those of an Equity Fund's portfolio securities. If, in the opinion of the Advisor to the particular Equity Fund in question, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on securities indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Equity Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, an Equity Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when an Equity Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

The acquisition of put and call options on futures contracts will give an Equity Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Equity Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund's assets. By writing a call option, an Equity Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase; however, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by an Equity Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Equity Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. An Equity Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

An Equity Fund may use options on futures contracts for bona-fide hedging or non-hedging purposes as discussed below.

An Equity Fund will engage in futures and related options transactions only for bona-fide hedging or non-hedging purposes in accordance with CFTC regulations, which permit investment companies registered under the 1940 Act to engage in such transactions without requiring their sponsors to be registered as commodity pool operators. No Equity Fund is permitted to engage in speculative futures trading. An Equity Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or in securities which it expects to purchase. Except for the limited amount of permitted non-hedging transactions stated in the Prospectus, an Equity Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. In particular cases, when it is economically advantageous for an Equity Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

                             INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means, with respect to a Fund, the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, each Fund may not:

(1) Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets (except that the Aggressive Growth Fund may engage in short sales of securities to the extent described in the Prospectus);

(2) With respect to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to this limitation);

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to this limitation);

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, or mortgage-backed securities for the Fixed Income Fund as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(6) Underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(7) Make short sales of securities or maintain a short position, except short sales "against the box", and except that the Aggressive Growth Fund may engage in short sales of securities to the extent described in the Prospectus; (a short sale is made by selling a security the Fund does not own; a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short) (while each Fund has reserved the right to make short sales "against the box", the Advisor to each Fund (other than the Aggressive Growth Fund) has no present intention of engaging in such transactions);

(8) Participate on a joint or joint and several basis in any trading account in securities; or

(9) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicity distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities.

The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, each Fund may not:

(1) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) Invest more than 10% of its net assets in illiquid securities; for this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3) Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(4) Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options (except that the Equity Funds may engage in certain transactions in options and futures to the extent described in the Prospectus);

(5) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets; included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value; or

(6) Purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net assets values will not be considered a violation of such policy.

                                 NET ASSET VALUE

The net asset value per share of each Fund is determined at the closing time of the New York Stock Exchange for the Equity Funds (4 p.m. except on holidays and days in which New York Stock Exchange trading limits may be implemented), and the closing time of the fixed income futures markets (3:00 p.m. except for holidays and days in which trading limits may be implemented), Monday through Friday, except on business holidays when the New York Stock Exchange, or the Federal Reserve Banking System for the Fixed Income Fund, is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which each Fund's net asset value will not be determined.

The net asset value per share of each Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund are conclusive.

For the fiscal year ended June 30, 1998, the net expenses after fee waivers and expense reimbursements were $12,856 for the Enhanced Stock Market Fund, $32,357 for the Core Equity Fund, $18,863 for the Aggressive Growth Fund, $47,305 for the Mid-Cap Value Fund, $29,585 for the Small-Cap Value Fund, and $25,781 for the Fixed Income Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Funds. Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. Declaration Distributors, Inc. (the "Distributor") serves as Distributor of shares of the Funds. See "How Shares May Be Purchased" in the Prospectus.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for each Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased - Distribution Plan" in the Prospectus). Under the Plan each Fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Fund, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. All expenditures under the Plan will be paid entirely through the investment advisory fees payable to the Fund's investment advisors. Potential benefits of the Plan to the Funds include savings to the Funds in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy sponsoring organization. No amounts were expended under the Plan for the fiscal year ended June 30, 1998.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Funds will be borne by such persons without any reimbursement from the Funds. Subject to seeking best execution, the Funds may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan for each Fund and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan with respect to each Fund is in the best interest of shareholders of that Fund and that there is a reasonable likelihood of its providing a benefit to such Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Fund's outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved with respect to any Fund by a majority vote of the Fund's outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the independent Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares may be Redeemed," each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 24, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of six series, as follows: the Quaker Enhanced Stock Market Fund and the Quaker Fixed Income Fund, both managed by Fiduciary Asset Management, Inc. of St. Louis, Missouri; the Quaker Core Equity Fund managed by Geewax, Terker & Co., of Phoenixville, Pennsylvania; the Quaker Aggressive Growth Fund managed by DG Capital Management, Inc. of Wayland, Massachusetts; the Quaker Mid-Cap Value Fund managed by Compu-Val Investments, Inc. of Wilmington, Delaware; and the Quaker Small-Cap Value Fund managed by Aronson + Partners of Philadelphia, Pennsylvania. ; and The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a Rule 12b-1 plan, or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of each Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including each Fund, will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including each Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers. The Trustees and executive officers of the Trust, their ages, and their principal occupations for the last five years are as follows:

Name, Age, Position(s)                  Principal Occupation(s)
      and Address                       During Past 5 Years


Howard L. Gleit, 58                     Of  Counsel   Connolly   Epstein  Chicco
Trustee                                 Foxman  Engelmyer & Ewing  Philadelphia,
1515 Market Street                      Pennsylvania since 1997; previously,  Of
Philadelphia, Pennsylvania              Counsel  Zapruder & Odell  Bala  Cynwyd,
                                        Pennsylvania  since  1994;   previously,
                                        Partner   Pepper,   Hamilton  &  Scheetz
                                        Philadelphia, Pennsylvania




Everett T. Keech, 58                    Chairman  and CEO  Pico  Products,  Inc.
Trustee                                 Lakeview Terrace, California
One Tower Bridge, Suite 501
West Conshohocken, Pennsylvania

Laurie Keyes, 48*                       Chief    Operating     Officer    Quaker
Trustee                                 Securities,     Inc.    Valley    Forge,
Suite 75                                Pennsylvania  (Distributor to the Quaker
1288 Valley Forge Road                  Family of Funds)
Valley Forge, Pennsylvania

Jeffry H. King, 55*                     Chairman and CEO Quaker Securities, Inc.
Trustee and Chairman                    Valley Forge,  Pennsylvania (Distributor
Suite 75                                to the Quaker Family of Funds)
1288 Valley Forge Road
Valley Forge, Pennsylvania

Louis P. Pektor III, 47                 President  Ashley  Development   Company
Trustee                                 Allentown,   Pennsylvania   since  1993;
961 Marcon Boulevard, Suite 300         President  Greystone Capital  Allentown,
Allentown, Pennsylvania                 Pennsylvania  since  1993;   previously,
                                        Executive  Vice  President  Wall  Street
                                        Mergers   &   Acquisitions    Allentown,
                                        Pennsylvania

Peter F. Waitneight, 56*                President  Quaker  Funds,   Inc.  Valley
Trustee and President                   Forge,  Pennsylvania since 1996 (Sponsor
Suite 76                                to  the   Quaker   Family   of   Funds);
1288 Valley Forge Road                  previously, President, Paragon Financial
Valley Forge, Pennsylvania              Consulting     Malvern,     Pennsylvania
                                        1995-96; previously,  Marketing Director
                                        Turner   Investment   Partners   Berwyn,
                                        Pennsylvania 1993-95;


----------------------------
* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his or her position with one of the Advisors, the Distributor, or the Sponsor to the Trust.

There are no family relationships between the Trustees and executive officers of the Trust, except between Ms. Keyes and Mr. King, who are married.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per meeting attended in person and $100 per meeting attended by telephone. Each such Trustee voluntarily waived his fee for the fiscal year ended June 30, 1998. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                               Compensation Table


                                       Pension                         Total
                                      Retirement                    Compensation
                        Aggregate      Benefits        Estimated      from the
                      Compensation    Accrued As        Annual          Trust
Name of Person,         from the     Part of Fund    Benefits Upon     Paid to
Position                  Trust        Expenses       Retirement      Trustees
--------                  -----        --------       ----------      --------

Howard L. Gleit           $0.00          None            None           $0.00
Trustee

Everett T. Keech          $0.00          None            None           $0.00
Trustee

Laurie Keyes              None           None            None           None
Trustee

Jeffry H. King            None           None            None           None
Trustee

Louis P. Pektor III       $0.00          None            None           $0.00
Trustee

Peter F. Waitneight       None           None            None           None
Trustee


Figures are for the fiscal year ended June 30, 1998.

Principal Holders of Voting Securities. As of June 30, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 39.814% of the then outstanding shares of the Enhanced Market Fund, 6.423% of the then outstanding shares of the Core Equity Fund, 20.252% of the then outstanding shares of the Aggressive Growth Fund, 12.012% of the then outstanding shares of the Small-Cap Value Fund, and 7.276% of the then outstanding shares of the Fixed Income Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Funds as of June 30, 1998.

                        QUAKER ENHANCED STOCK MARKET FUND


Name and Address of                       Amount and Nature of
Beneficial Owner                          Beneficial Ownership*        Percent

Peter Waitneight IRA                       17,046.242 shares           14.887%**
One Hunt Club Lane
Malvern, PA  19355

Laurie Keyes                                 9256.867 shares            8.084%
402 Chester Rd
Devon, PA  19333

Charles Cook IRA                             8966.336 shares            7.861%
26 Broadway
New York, NY  10004

Anthony Cirillo, IRA                        2334.554  shares           10.772%**
726 Floyd Street
Englewood Cliffs, NJ  76320

SEC Corp IRA FBO Alexandre                   6289.149 shares            5.492%
PO Box 2052
Jersey City, NJ  73030

                             QUAKER CORE EQUITY FUND

Name and Address of                       Amount and Nature of
Beneficial Owner                          Beneficial Ownership*        Percent

St Mary's County Sheriff's Pension Fund    257441.673 shares           77.716%**
PO Box 30758
Cayman Islands, CJ


                            QUAKER MID-CAP VALUE FUND

Name and Address of                       Amount and Nature of
Beneficial Owner                          Beneficial Ownership*        Percent

National Investor Services FBO                    268626.568           32.502%**
55 Water Street, 32nd Floor
New York, NY  10041

Trust Company of Illinois FBO                     519497.432           62.857%**


                           QUAKER SMALL-CAP VALUE FUND

Name and Address of                       Amount and Nature of
Beneficial Owner                          Beneficial Ownership*        Percent

Altru Company                               45687.353 shares           15.432%**
c/o Keystone Financial Trust Operations
P.O. Box 2450
Altoona, PA  16603-2450

Theodore Aronson IRA                        44428.809 shares           15.007%**
1234 Country Club Lane
Gladwyn, PA  19035

Charles Schwab & Co. FBO                    21866.262 shares            7.385%

                          QUAKER AGGRESSIVE GROWTH FUND

Name and Address of                       Amount and Nature of
Beneficial Owner                          Beneficial Ownership*        Percent

Manu Daftary IRA                            33539.108 shares           23.497%**
8 Waybridge Lane
Wayland, MA  0177-4550

Peter Scholfield                            10784.547 shares            7.555%
111 Cratin Lane
West Chester, PA  19380

Laurie Keyes                                10452.446 shares            7.322%
402 Chester Rd
Devon, PA  19333

Peter Waitneight IRA                         7428.548 shares            5.204%
One Hunt Club Lane
Malvern, PA  19355

Mary L. Grover                               8305.648 shares            5.818%
3 Regal Point
Barrington, RI  28060


                            QUAKER FIXED INCOME FUND

Name and Address of                       Amount and Nature of
Beneficial Owner                          Beneficial Ownership*        Percent

Peter Waitneight IRA                        30331.923 shares            5.555%
One Hunt Club Lane
Malvern, PA  19355

St Mary's County Sheriff's Pension                429839.737           78.721%**
Rt 245, PO Box 653
Leonardtown, MD  20650


* The shares indicated are believed by the Trust to be owned both of record and beneficially.

** Pursuant to applicable SEC regulations, this shareholder is deemed to control the indicated Fund.

Investment Advisor. Information about the investment advisor to each Fund (each the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

The fee paid to Aronson + Partners, Advisor to the Quaker Small-Cap Value Fund, after September 1999 may be increased or decreased by applying an adjustment each quarter to the base fee at the annual rate of 0.90%. These adjustments will be made quarterly depending on the Fund's investment performance for the 12 months immediately preceding the determination relative to the return of the Russell 2000 Index for the same time period.

The following table sets forth the adjustment factors to the base fee payable to Aronson + Partners under the investment advisory agreement now in effect.

      12 months performance                       Performance Fee
      versus the Index                            Adjustment
      ----------------                            ----------

      Less than +1.0%                             0.3333 x Base Fee
      Between +1.0 and +1.5%                      0.4664 x Base Fee
      Between +1.5 and +2.0%                      0.5998 x Base Fee
      Between +2.0 and +2.5%                      0.7332 x Base Fee
      Between +2.5 and +3.0                       0.8666 x Base Fee
      At +3.0%                                    1.0000 x Base Fee
      Between +3.0 and +3.5%                      1.1334 x Base Fee
      Between +3.5 and + 4.0%                     1.2668 x Base Fee
      Between +4.0 and +4.5%                      1.4002 x Base Fee
      Between +4.5 and +5.0                       1.5336 x Base Fee
      More than +5.0%                             1.6667 x Base Fee

Under each Advisory Agreement, the Advisor to each Fund is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.


Administrator and Transfer Agent. The Trust has entered into an Investment Company Services Agreement with Declaration Services Company (the "Administrator"), 555 North Lane, Suite 6160, Conshohocken, Pennsylvania, 19428, pursuant to which the Administrator receives a fee at the annual rate of 0.175% of the average daily net assets of each Fund on the first $50 million; 0.150% of the next $50 million; and 0.125% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $2,000 for accounting and recordkeeping services for each Fund. The Administrator also charges each Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month per Fund for all of its fees taken in the aggregate, analyzed monthly.

The Administrator will perform the following services for each Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also will provide certain accounting and pricing services for each Fund.


Distributor. Declaration Distributors, Inc. (the "Distributor"), 555 North Lane, Suite 6160, Conshohocken, Pennsylvania, 19428, acts as an underwriter and distributor of each Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.


In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which each Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

Sponsor. Quaker Funds, Inc. (the "Sponsor"), 1288 Valley Forge Road, Post Office Box 987, Valley Forge, Pennsylvania 19482, acts as sponsor for each Fund and provides certain shareholder services (more thoroughly described in the Prospectus) pursuant to a Shareholder Servicing Agreement between the Trust and the Sponsor for each Fund approved by the Board of Trustees of the Trust. The Shareholder Servicing Agreement may be terminated by each party upon 60 days prior written notice to the other party.

Custodian. First Union National Bank (the "Custodian"), , serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from each Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Accountants. The firm of Goldenberg Rosenthal Friedlander, LLP, 101 West Avenue, P.O. Box 458, Jenkintown, Pennsylvania 19046-0468, serves as independent accountants for the Funds, and will audit the annual financial statements of the Funds, prepare each Fund's federal and state tax returns, and consult with the Funds on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 800-220-8888, or by writing to:

                           The Quaker Family of Funds
                           555 North Lane, Suite 6160
                              Post Office Box 0844
                             Conshohocken, PA 19428

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor to each Fund based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Fund and the yield of the Fixed Income Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. Each Fund computes the "average annual total return" of each Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:
                                        n
                                  P(1+T)  = ERV

            Where:  P =  a hypothetical initial payment of $1,000
                    T =  average annual total return
                    N =  number of years (exponential number)
                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period;

Each Fund may also compute the aggregate total return of each Fund, which is calculated in a similar manner, except that the results are not annualized. The calculation of average annual total return and aggregate total return assume that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The aggregate total return for the fiscal year from the inception of each Fund (November 25, 1996) through June 30, 1998, was 44.70% for the Core Equity Fund, 42.73% for the Aggressive Growth Fund, 52.89% for the Small-Cap Value Fund, 9.20% for the Mid-Cap Value Fund, 52.76% for the Enhanced Stock Market Fund, and 11.69% for the Fixed Income Fund. These performance quotations should not be considered as representative of the performance of the Funds for any specified period in the future. Aggregate total return is calculated similarly to annual total return, except that the return is aggregated, rather than annualized.


The yield of the Fixed Income Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:
                                                6
                            Yield =2[(A - B + 1) - 1]
                                      -----
                                        CD

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index. The Fixed Income Fund may also compare its performance with the Salomon Brothers Broad Investment Grade Index. The Small-Cap Value Fund may also compare its performance with the Russell 2000 Index. The Mid-Cap Value Fund may also compare its performance with the Russell Mid-Cap Index or the S&P 400 Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of each Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

Comparative information about the yield of the Fixed Income Fund and about average rates of return on certificates of deposits, bank money market deposit accounts, money market mutual funds, and other similar types of investments may be included in Fixed Income Fund communications. A bank certificate of deposit, unlike the Fixed Income Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fixed Income Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fixed Income Fund's shares.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Funds may generally acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment Grade Debt Securities") or, if unrated, are in the Advisor's opinion comparable in quality to Investment Grade Debt Securities. The Fixed Income Fund, however, intends to limit its portfolio to a more restrictive quality criteria, limiting portfolio investment to those securities in the three highest ratings, as described below, or if not rated, of equivalent quality as determined by the Advisor to the Fixed Income Fund. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Group. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                            THE QUAKER FAMILY
                             OF MUTUAL FUNDS


                                                                August 1998

Dear Shareholder:

    As of the close of June, 1998, we have completed the first full year of investment activity within the Quaker Family of Funds. And what a year it has been! The assets in the Quaker Funds have increased by more than five times during the year to close the period at $26 million. Equity markets rose dramatically over this 12 month period to reward investors with substantial gains. Fixed income markets showed steady growth during this period to reward investors with an attractive return with low risk.


QUAKER ENHANCED STOCK MARKET FUND

    An investment in this Fund returned 28.3% over the 12 months ending in June 1998. This is a broadly diversified portfolio of more than 150 stocks identified by an eighty factor quantitative model from all industry sectors. The S&P 500, which serves as the Fund's benchmark, rose 30.2% over the same period. While the Fund performed well, it was unable to keep pace with the index because of conservative underweighting in a number of stocks that were bid up to very high P/E levels during the past 6 months.


QUAKER CORE EQUITY FUND

    This Fund continued its emphasis on industry leading, investment grade stocks during the year. Industry sectors that were favored included consumer staples, health care, financial services and technology. The Fund held positions in 67 companies at the end of June. Quaker Core Equity gained 24.2% during the twelve months, falling somewhat short of the S&P 500 index. This result was influenced by very significant new investments arriving in January, one of the most ebullient periods for the stock market. Since it took several weeks to bring the assets to a fully invested position, performance was negatively affected.


QUAKER AGGRESSIVE GROWTH FUND

    The Quaker Aggressive Growth Fund has been pursuing returns with a two-pronged portfolio strategy. At the end of June, the Fund was invested in a combination of "special situation" stocks and larger capitalization issues. The special situations in the Fund are spin-offs, corporate restructurings and "tracking stocks" (entities holding a potential spin-off operation). Larger cap stocks held by the Fund have strong earnings momentum and reasonable valuations given their projected growth rates.
This Fund returned 26.7% over the past 12 months, in contrast with the S&P 500's return of 30.2%.


QUAKER MID-CAP VALUE FUND

    The Quaker Mid-Cap Value Fund began investment activities in January 1998. This Fund focuses on companies with market capitalizations up to $6 billion. Stocks are selected by using value parameters, emphasizing strong cash flow and improving fundamentals. There were some early successes, with Money Store being acquired in short order by First Union, realizing a 100% return for the Fund. The best performing stock held by the

Fund, Telespectrum Worldwide, is a restructuring/turnaround situation which has already doubled in the Fund. Near term disappointments include Ballard Medical and Cooper Tire. During its first 6 months of operations ending in June, Quaker Mid-Cap Value has returned 9.2%. The relevant index, the S&P 400 Mid-Cap, generated 8.0% during the same period.


QUAKER SMALL-CAP VALUE FUND

    This Fund has been a particularly strong relative performer. This has been achieved using a conservative value investment approach, while the market has been responding very favorably to growth attributes. This Fund is broadly diversified, with more than 180 stocks which are held in the portfolio according to the industry weights of the Russell 2000 index. A major contributor to the excess return of this Fund was the momentum of its holdings. While value is the primary discipline, there is a search for improving sentiment among security analysts and favorable price action.
The Fund's slightly larger capitalization size in relation to its benchmark was favorable as well. Quaker Small-Cap Value returned 27.1% for the year ending in June, while the Russell 2000 returned 16.6%. Since inception (November 25, 1996) this Fund has generated a total return of 52.9% while the Russell 2000 rose by 33.4%.


QUAKER FIXED INCOME FUND

    In the 12 months ended June 1998, the Quaker Fixed Income Fund generated a return of 10% for its investors. This Fund holds a high quality portfolio of fixed income securities, including governments, agencies, corporates and asset backed bonds. The return benefited from a decline in bond yields during the period which caused the market value of portfolio holdings to rise. The Salomon Broad Investment Grade Index returned 10.6% during the same 12 month period.


WHAT LIES AHEAD?

    Domestic equity markets have moved downward rather abruptly during late July and early August. There is much speculation among analysts about the depth and duration of this adjustment. To what extent will the financial turmoil in the rest of the world witnessed during the past year become a problem for United States markets? This immediate concern for the direction of the market must be tempered by the proposition that serious long term investors have goals measured in years and decades and to appreciate that we have been generously rewarded in the recent past.

    This is a good time to review financial strategies to focus on asset allocation among investment styles and capitalization sizes and to make necessary adjustments. Also consider utilizing fixed income exposure and cash positions to dampen volatility as events unfold.

                                       Sincerely,

                                    /S/PETER F. WAITNEIGHT
                                       Peter F. Waitneight
                                       Chairman

                    QUAKER ENHANCED STOCK MARKET FUND


                 PERFORMANCE UPDATE -- $1,000 INVESTMENT
                  FOR THE PERIOD FROM NOVEMBER 25, 1996
              (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1998


                      [ID -- PLOT POINTS FOR GRAPH]

                               Quaker Enhanced
                               ---------------
                     11/25/96        $1,000       $1,000
                     12/31/96         1,016          981
                      3/31/97         1,021        1,007
                      6/30/97         1,190        1,183
                      9/30/97         1,292        1,271
                     12/31/97         1,323        1,308
                      3/31/98         1,484        1,490
                      6/30/98         1,528        1,539


                      |----------------------------|
                      |        TOTAL RETURN        |
                      |----------------------------|
                      | Commencement of operations |
                      |      through 6/30/98       |
                      |----------------------------|
                      |           52.76%           |
                      |----------------------------|

This graph depicts the performance of the Quaker Enhanced Stock Market Fund versus the S&P 500 Total Return Index. It is important to note that the Quaker Enhanced Stock Market Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

o The graph assumes an initial $1,000 investment at November 25, 1996. All dividends and distributions are reinvested.

o At June 30, 1998, the Fund would have grown to $1,528 -- total investment return of 52.76% since November 25, 1996.

o At June 30, 1998, a similar investment in the S&P 500 Total Return
  Index would have grown to $1,539 -- total investment return of 53.94% since November 25, 1996.

o Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost.

                         QUAKER CORE EQUITY FUND


                 PERFORMANCE UPDATE -- $1,000 INVESTMENT
                  FOR THE PERIOD FROM NOVEMBER 25, 1996
              (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1998


                      [ID -- PLOT POINTS FOR GRAPH]

                        Quaker Core Equity     S&P 500 Index
                        ------------------     -------------
            11/25/96          $1,000              $1,000
            12/31/96             980                 981
             3/31/97             983               1,007
             6/30/97           1,165               1,183
             9/30/97           1,262               1,271
            12/31/97           1,270               1,308
             3/31/98           1,412               1,490
             6/30/98           1,447               1,539

                      |----------------------------|
                      |        TOTAL RETURN        |
                      |----------------------------|
                      | Commencement of operations |
                      |      through 6/30/98       |
                      |----------------------------|
                      |           44.70%           |
                      |----------------------------|

This graph depicts the performance of the Quaker Core Equity Fund versus the S&P 500 Total Return Index. It is important to note that the Quaker Core Equity Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

o The graph assumes an initial $1,000 investment at November 25, 1996. All dividends and distributions are reinvested.

o At June 30, 1998, the Fund would have grown to $1,447 -- total investment return of 44.70% since November 25, 1996.

o At June 30, 1998, a similar investment in the S&P 500 Total Return
  Index would have grown to $1,539 -- total investment return of 53.94% since November 25, 1996.

o Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost.

                      QUAKER AGGRESSIVE GROWTH FUND


                 PERFORMANCE UPDATE -- $1,000 INVESTMENT
                  FOR THE PERIOD FROM NOVEMBER 25, 1996
              (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1998


                      [ID -- PLOT POINTS FOR GRAPH]

                         Quaker Aggressive      S&P 500 Index
                         -----------------      -------------
             11/25/96          $1,000              $1,000
             12/31/96           1,034                 981
              3/31/97           1,045               1,007
              6/30/97           1,127               1,183
              9/30/97           1,307               1,271
             12/31/97           1,244               1,308
              3/31/98           1,408               1,490
              6/30/98           1,427               1,539

                      |----------------------------|
                      |        TOTAL RETURN        |
                      |----------------------------|
                      | Commencement of operations |
                      |      through 6/30/98       |
                      |----------------------------|
                      |           42.73%           |
                      |----------------------------|


This graph depicts the performance of the Quaker Aggressive Growth Fund versus the S&P 500 Total Return Index. It is important to note that the Quaker Aggressive Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

o The graph assumes an initial $1,000 investment at November 25, 1996. All dividends and distributions are reinvested.

o At June 30, 1998, the Fund would have grown to $1,427 -- total investment return of 42.73% since November 25, 1996.

o At June 30, 1998, a similar investment in the S&P 500 Total Return
  Index would have grown to $1,539 -- total investment return of 53.94% since November 25, 1996.

o Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost.

                        QUAKER MID-CAP VALUE FUND


                 PERFORMANCE UPDATE -- $1,000 INVESTMENT
                   FOR THE PERIOD FROM JANUARY 6, 1998
              (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1998


                      [ID -- PLOT POINTS FOR GRAPH]

                      Quaker Mid-Cap     S&P 400 Mid-Cap Index
                     -----------------   ----------------------
          1/ 6/98          $1,000              $1,000
          1/31/98           1,002                 980
          2/28/98           1,062               1,060
          3/31/98           1,117               1,107
          4/30/98           1,141               1,126
          5/31/98           1,097               1,074
          6/30/98           1,092               1,080

                      |----------------------------|
                      |        TOTAL RETURN        |
                      |----------------------------|
                      | Commencement of operations |
                      |      through 6/30/98       |
                      |----------------------------|
                      |            9.20%           |
                      |----------------------------|


This graph depicts the performance of the Quaker Mid-Cap Value Fund versus the S&P 400 Mid-Cap Index. It is important to note that the Quaker Mid-Cap Value Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

o The graph assumes an initial $1,000 investment at January 6, 1998. All dividends and distributions are reinvested.

o At June 30, 1998, the Fund would have grown to $1,092 -- total investment return of 9.20% since January 6, 1998.

o At June 30, 1998, a similar investment in the S&P 400 Mid-Cap Index would have grown to $1,080 -- total investment return of 8.01% since January 6, 1998.

o Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost.

                       QUAKER SMALL-CAP VALUE FUND


                 PERFORMANCE UPDATE -- $1,000 INVESTMENT
                  FOR THE PERIOD FROM NOVEMBER 25, 1996
              (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1998


                      [ID -- PLOT POINTS FOR GRAPH]

                       Quaker Small Cap      Russell 2000 Index
                       -----------------     ------------------
           11/25/96          $1,000              $1,000
           12/31/96             996               1,038
            3/31/97           1,002                 985
            6/30/97           1,203               1,144
            9/30/97           1,422               1,314
           12/31/97           1,409               1,269
            3/31/98           1,569               1,400
            6/30/98           1,529               1,333

                      |----------------------------|
                      |        TOTAL RETURN        |
                      |----------------------------|
                      | Commencement of operations |
                      |      through 6/30/98       |
                      |----------------------------|
                      |           52.89%           |
                      |----------------------------|


This graph depicts the performance of the Quaker Small-Cap Value Fund versus the Russell 2000 Index. It is important to note that the Quaker Small-Cap Value Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

o The graph assumes an initial $1,000 investment at November 25, 1996. All dividends and distributions are reinvested.

o At June 30, 1998, the Fund would have grown to $1,529 -- total investment return of 52.89% since November 25, 1996.

o At June 30, 1998, a similar investment in the Russell 2000 Index would have grown to $1,333 -- total investment return of 33.34% since November 25, 1996.

o Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost.

                         QUAKER FIXED INCOME FUND


                 PERFORMANCE UPDATE -- $1,000 INVESTMENT
                  FOR THE PERIOD FROM NOVEMBER 25, 1996
              (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1998


                      [ID -- PLOT POINTS FOR GRAPH]

                         Quaker Fixed        Salomon BIG Index
                       -----------------     ------------------
           11/25/96          $1,000              $1,000
           12/31/96             996                 995
            3/31/97             985                 990
            6/30/97           1,016               1,026
            9/30/97           1,049               1,061
           12/31/97           1,077               1,091
            3/31/98           1,091               1,109
            6/30/98           1,117               1,135

                      |----------------------------|
                      |        TOTAL RETURN        |
                      |----------------------------|
                      | Commencement of operations |
                      |      through 6/30/98       |
                      |----------------------------|
                      |           11.69%           |
                      |----------------------------|



This graph depicts the performance of the Quaker Fixed Income Fund versus the Salomon Brothers Broad Investment-Grade Index. It is important to note that the Quaker Fixed Income Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

o The graph assumes an initial $1,000 investment at November 25, 1996. All dividends and distributions are reinvested.

o At June 30, 1998, the Fund would have grown to $1,117 -- total investment return of 11.69% since November 25, 1996.

o At June 30, 1998, a similar investment in the Salomon Brothers Broad Investment-Grade Index would have grown to $1,135 -- total investment return of 13.46% since November 25, 1996.

o Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost.

                    QUAKER ENHANCED STOCK MARKET FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  95.99%

 ADVERTISING  --  1.32%
      Gannett Inc. Company                                200      $    14,213
      Tribune Company                                     100            6,881
                                                                   -----------
                                                                        21,094
                                                                   -----------
 AEROSPACE & DEFENSE  --  2.22%
      Allied Signal Inc.                                  400           17,750
      General Dynamics Corp.                              100            4,650
      Parker Hannifin Corp.                               100            3,813
      United Technologies Corp.                           100            9,250
                                                                   -----------
                                                                        35,463
                                                                   -----------
 AGRICULTURE  --  1.32%
      Deere & Company                                     400           21,150
                                                                   -----------
 AIRCRAFT PARTS & AUXILIARY EQUIPMENT  --  0.24%
      Teleflex Inc.                                       100            3,800
                                                                   -----------
 AIR TRANSPORTATION, SCHEDULED  --  1.23%
  (a) America West Holdings Corp. CL B                    100            2,856
      Comair Holdings Inc.                                100            3,088
      SouthWest Airlines Company                          200            5,925
      UAL Corp.                                           100            7,800
                                                                   -----------
                                                                        19,669
                                                                   -----------
 APPAREL & FABRICS  --  0.35%
      Burlington Industries Inc. New                      400            5,625
                                                                   -----------
 AUTO CONTROLS  --  0.52%
      Honeywell Inc.                                      100            8,356
                                                                   -----------
 AUTO & TRUCKS  --  1.20%
      Ford Motor Company                                  100            5,900
      General Motors Corp.                                200           13,363
                                                                   -----------
                                                                        19,263
                                                                   -----------
 BAKERY PRODUCTS  --  0.41%
      Interstate Bakeries Corp. New                       200            6,638
                                                                   -----------
 BEVERAGES  --  2.39%
      Coca-Cola Company                                   400           34,200
      Coca-Cola Enterprises Inc.                          100            3,925
                                                                   -----------
                                                                        38,125
                                                                   -----------

                    QUAKER ENHANCED STOCK MARKET FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 BIOLOGICAL PRODUCTS  --  0.82%
  (a) Amgen Inc.                                          200      $    13,075
                                                                   -----------
 BUILDING MATERIALS  --  0.67%
      Vulcan Materials Company                            100           10,669
                                                                   -----------
 CABLE & OTHER PAY TELEVISION SERVICES  --  0.24%
  (a) Tele-Communications, Inc. Ser A TCI Group           100            3,844
                                                                   -----------
 COMMERCIAL SERVICES  --  0.17%
      Ogden Corp.                                         100            2,769
                                                                   -----------
 COMPUTERS  --  2.56%
  (a) Dell Computer Corp.                                 100            9,281
      International Business Machines Inc.                200           22,963
  (a) Storage Technology Corp. Par $.10                   200            8,675
                                                                   -----------
                                                                        40,919
                                                                   -----------
 COMPUTER PERIPHERAL EQUIPMENT  --  0.24%
      Symbol Technologies, Inc.                           100            3,775
                                                                   -----------
 COMPUTER SOFTWARE & SERVICES  --  2.03%
  (a) Microsoft Corp.                                     300           32,513
                                                                   -----------
 CONSTRUCTION MACHINERY & EQUIPMENT  -- 0.72%
      Sunstrand Corp.                                     200           11,450
                                                                   -----------
 CONVERTED PAPER & PAPERBOARD PRODUCTS  --  0.85%
      Avery Dennison Corp.                                100            5,375
      Minnesota Mining and Manufacturing Company          100            8,219
                                                                   -----------
                                                                        13,594
                                                                   -----------
 ELECTRIC & OTHER SERVICES COMBINED  --  0.18%
      Nipsco Industries Inc.                              100            2,800
                                                                   -----------
 ELECTRIC SERVICES  --  0.81%
      DTE Energy Company                                  100            4,038
      Ipalco Enterprises Inc.                             200            8,888
                                                                   -----------
                                                                        12,925
                                                                   -----------
 ELECTRONICS  --  2.28%
      General Electric Company                            400           36,400
                                                                   -----------
 ELECTRONIC COMPUTERS  --  0.33%
      Tandy Corp.                                         100            5,306
                                                                   -----------

                    QUAKER ENHANCED STOCK MARKET FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 ELECTRONICS - SEMICONDUCTOR  --  0.46%
      Intel Corp.                                         100      $     7,413
                                                                   -----------
 ENTERTAINMENT  --  0.48%
  (a) King World Productions, TNS Inc.                    300            7,650
                                                                   -----------
 FABRICATED RUBBER PRODUCTS  --  0.27%
      Carlisle Companies                                  100            4,306
                                                                   -----------
 FINANCIAL - BANKS, MONEY CENTER  --  3.35%
      Chase Manhattan Corp. New                           200           15,100
      Comerica, Inc.                                      200           13,250
      First Chicago NBD Corp.                             200           17,725
      Norwest Corp.                                       200            7,475
                                                                   -----------
                                                                        53,550
                                                                   -----------
 FINANCIAL - SAVINGS/LOANS/THRIFT  --  1.66%
      First Federal Financial Corp.                       100            5,200
      Golden West Financial Corp.                         200           21,263
                                                                   -----------
                                                                        26,463
                                                                   -----------
 FINANCIAL - SECURITIES BROKERS  --  4.01%
      Bear Stearns Companies Inc.                         300           17,063
      Donaldson, Lufkin & Jenrette, Inc. New              300           15,244
      Merrill Lynch & Co. Inc.                            100            9,225
      Morgan Stanley, Dean Witter, Discover and Co. New   200           18,275
      Paine Webber Group Inc.                             100            4,288
                                                                   -----------
                                                                        64,094
                                                                   -----------
 FINANCIAL SERVICES  --  2.71%
      American Express Company                            100           11,400
      Comdisco, Inc.                                      400            7,600
      Federal National Mortgage Assoc.                    400           24,300
                                                                   -----------
                                                                        43,300
                                                                   -----------
 FIRE, MARINE & CASUALTY INSURANCE  --  0.40%
      Mercury General Corp. New                           100            6,444
                                                                   -----------
 FOOD AND KINDRED PRODUCTS  --  0.28%
      Universal Foods Corp.                               200            4,438
                                                                   -----------
 FOOD - WHOLESALE  --  0.83%
      Supervalu Inc.                                      300           13,313
                                                                   -----------

                    QUAKER ENHANCED STOCK MARKET FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 GAS - DISTRIBUTION  --  0.25%
      Nicor Inc.                                          100      $     4,013
                                                                   -----------
 GENERAL BUILDING CONTRACTORS  --  0.84%
      Armstrong World Industries Inc.                     200           13,475
                                                                   -----------
 GRAIN MILLS PRODUCTS  --  0.47%
      Kellogg Co.                                         200            7,513
                                                                   -----------
 GREETING CARDS  --  0.34%
      Knight-Ridder, Inc.                                 100            5,506
                                                                   -----------
 HOMEBUILDERS  --  0.71%
      Centex Corp.                                        300           11,325
                                                                   -----------
 HOUSEHOLD FURNITURE  --  0.18%
  (a) Furniture Brands Int'l Inc.                         100            2,806
                                                                   -----------
 HOUSEHOLD PRODUCTS & HOUSEWARES  --  0.62%
      Maytag Corp.                                        200            9,875
                                                                   -----------
 INDUSTRIAL INORGANIC CHEMICALS  --  0.79%
      Air Products & Chem Inc.                            200            8,000
      Georgia Gulf Corp. New                              200            4,563
                                                                   -----------
                                                                        12,563
                                                                   -----------
 INSURANCE AGENTS, BROKERS & SERVICES  --  0.37%
      Ambac Financial Group, Inc.                         100            5,850
                                                                   -----------
 INSURANCE CARRIERS  --  0.22%
      Horace Mann Educators Corp. New                     100            3,450
                                                                   -----------
 INSURANCE - LIFE & HEALTH  --  1.08%
      Jefferson-Pilot                                     200           11,588
      SunAmerica, Inc.                                    100            5,744
                                                                   -----------
                                                                        17,331
                                                                   -----------
 INSURANCE - MULTILINE  --  3.47%
      Allstate Corp.                                      300           27,469
      American International Group, Inc.                  100           14,600
      Old Republic International Corp.                    300            8,794
      Torchmark Corp.                                     100            4,575
                                                                   -----------
                                                                        55,438
                                                                   -----------

                    QUAKER ENHANCED STOCK MARKET FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 LIFE INSURANCE  --  1.13%
      Equitable Cos. Inc.                                 100      $     7,494
      Protective Life Corp.                               100            3,669
      Provident Cos. Inc.                                 200            6,900
                                                                   -----------
                                                                        18,063
                                                                   -----------
 MACHINE - CONSTRUCTION & MINING  --  0.99%
      Caterpillar Inc.                                    300           15,863
                                                                   -----------
 MACHINE - DIVERSIFIED  --  1.85%
      Aeroquip-Vickers Inc.                               200           11,675
      Cooper Industries, Inc.                             200           10,988
      Dover Corp.                                         200            6,850
                                                                   -----------
                                                                        29,513
                                                                   -----------
 MALT BEVERAGES  --  1.18%
      Anheuser-Busch Co. Inc.                             400           18,875
                                                                   -----------
 MISCELLANEOUS - DISTRIBUTION & WHOLESALE  --  0.49%
      Unilever NV New York SHS ADR                        100            7,894
                                                                   -----------
 MISCELLANEOUS - MANUFACTURING  --  0.32%
      National Service Industries, Inc.                   100            5,088
                                                                   -----------
 MORTGAGE BANKERS & CORRESPONDENTS  --  0.29%
      Federal Home Loan Mtg. Corp.                        100            4,706
                                                                   -----------
 MOTORCYCLES, BICYCLES, & PARTS  --  0.24%
      Harley Davidson Inc.                                100            3,875
                                                                   -----------
 MOTOR HOMES  --  0.25%
      Fleetwood Enterprises Inc.                          100            4,000
                                                                   -----------
 MOTOR VEHICLES & CARS BODIES  --  0.33%
      Paccar Inc.                                         100            5,225
                                                                   -----------
 NATIONAL COMMERCIAL BANKS  --  3.35%
      Bank America Corp.                                  100            8,644
      First Tennessee Natl. Corp.                         100            3,156
      Mellon Bank Corp.                                   100            6,963
      PNC Bank Corp.                                      100            5,381
      Regions Financial Corp.                             100            4,106
      Republic New York Corp.                             200           12,588
      Star Banc Corp.                                     200           12,775
                                                                   -----------
                                                                        53,613
                                                                   -----------

                    QUAKER ENHANCED STOCK MARKET FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 NATURAL GAS TRANSMISSION  --  0.68%
      Costal Corp.                                        100      $     6,981
      El Paso Natural Gas Company New                     100            3,825
                                                                   -----------
                                                                        10,806
                                                                   -----------
 NEWSPAPER: PUBLISHING OR PRINTING  --  3.62%
      Washington Post Co. Cl B                            100           57,900
                                                                   -----------
 OFFICE & BUSINESS EQUIPMENT  --  0.90%
      Pitney-Bowes, Inc.                                  300           14,438
                                                                   -----------
 OIL & GAS - EXPLORATION  --  0.96%
      Mobil Corp.                                         200           15,325
                                                                   -----------
 OIL & GAS - INTERNATIONAL  --  0.89%
      Exxon Corp.                                         200           14,263
                                                                   -----------
 OPERATIVE BUILDERS  --  0.37%
      Pulte Corp.                                         200            5,975
                                                                   -----------
 PAINTS, VARNISHES, LACQUERS, ENAMELS  --  0.87%
      PPG Industries, Inc.                                200           13,913
                                                                   -----------
 PAPER MILLS  --  0.24%
      Chesapeake Corp. of Virginia                        100            3,894
                                                                   -----------
 PHARMACEUTICALS  --  4.36%
      Bristol-Myers Squibb Company                        200           22,988
      Merck & Co., Inc.                                   200           26,750
      Pfizer Inc.                                         100           10,869
      Schering-Plough Corp.                               100            9,163
                                                                   -----------
                                                                        69,769
                                                                   -----------
 PHARMACEUTICAL PREPARATION  --  0.95%
      Abbott Labs                                         200            8,175
      Warner Lambert Company                              100            6,938
                                                                   -----------
                                                                        15,113
                                                                   -----------
 PLASTICS, MATERIALS, SYNTHETIC RESINS  --  1.30%
      Rohm & Haas Company                                 200           20,788
                                                                   -----------
 PLASTICS PRODUCTS  --  0.42%
      Illinois Tool Works Inc.                            100            6,669
                                                                   -----------

                    QUAKER ENHANCED STOCK MARKET FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 PUMPS & PUMPING EQUIPMENT  --  0.23%
      General Signal Corp.                                100      $     3,600
                                                                   -----------
 RADIO & TV BROADCASTING EQUIPMENT  --  0.84%
      Harris Corp.                                        300           13,406
                                                                   -----------
 RAILROADS, LINE - HAUL OPERATING  --  1.02%
      Canadian Pacific Ltd. New                           400           11,350
      Kansas City Southern Industries Company             100            4,963
                                                                   -----------
                                                                        16,313
                                                                   -----------
 REFUSE SYSTEMS  --  0.31%
      USA Waste Services Inc.                             100            4,938
                                                                   -----------
 RETAIL - APPAREL  --  0.95%
      TJX Companies, Inc. New                             200            4,825
      VF Corp.                                            200           10,300
                                                                   -----------
                                                                        15,125
                                                                   -----------
 RETAIL - DEPARTMENT STORES  --  2.46%
      Dayton Hudson Corp.                                 200            9,700
      Wal-Mart Stores, Inc.                               400           24,300
      Federated Department Stores, Inc.                   100            5,381
                                                                   -----------
                                                                        39,381
                                                                   -----------
 RETAIL - DRUG STORES & PROPRIETARY  --  0.26%
      Walgreen Company                                    100            4,131
                                                                   -----------
 RETAIL - FAMILY CLOTHING STORES  --  0.77%
      Gap Inc.                                            200           12,325
                                                                   -----------
 RETAIL - LUMBER & BUILDING MATERIALS DEALERS  --  0.51%
      Lowe's Companies Inc.                               200            8,113
                                                                   -----------
 RETAIL - WOMEN'S CLOTHING STORES  --  0.41%
      Limited, Inc.                                       200            6,625
                                                                   -----------
 SAVINGS INSTITUTION, FEDERALLY CHARTERED  --  0.47%
      Greenpoint Financial Corp.                          200            7,525
                                                                   -----------
 SECURITY BROKERS, DEALERS & FLOTATION COS.  --  0.27%
      Edwards (A.G.) Inc.                                 100            4,269
                                                                   -----------

                    QUAKER ENHANCED STOCK MARKET FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 SEMICONDUCTORS & RELATED DEVICES  --  0.60%
      Rockwell Int'l Corp. New                            200      $     9,613
                                                                   -----------
 SERVICES - HEALTH SERVICES  --  0.59%
      Cardinal Health Inc.                                100            9,375
                                                                   -----------
 SERVICES - MISCELLANEOUS BUSINESS SERVICES  --  0.48%
      Servicemaster Company                               200            7,613
                                                                   -----------
 SOAP DETERGENT, CLEANING
 PREPARATIONS, PERFUMES  --  2.08%
      Colgate Palmolive Co.                               100            8,800
      Ecolab Inc.                                         200            6,200
      Procter & Gamble Co.                                200           18,213
                                                                   -----------
                                                                        33,213
                                                                   -----------
 STATE COMMERCIAL BANKS  --  2.92%
      Amsouth Bancorp                                     200            7,863
      Bank of New York Co. Inc.                           300           18,206
      Southtrust Corp.                                    100            4,350
      Suntrust Banks, Inc.                                200           16,263
                                                                   -----------
                                                                        46,681
                                                                   -----------
 STEEL WORKS, BLAST FURNACES & ROLLING MILLS  --  0.33%
      Texas Industries, Inc. New                          100            5,300
                                                                   -----------
 SUGAR & CONFECTIONERY PRODUCTS  --  0.86%
      Hershey Foods Corp.                                 200           13,800
                                                                   -----------
 SURETY INSURANCE  --  0.36%
      MGIC Investment Corp. Wis                           100            5,706
                                                                   -----------
 TELECOMMUNICATIONS  --  0.29%
      Alltel Corporation                                  100            4,650
                                                                   -----------
 TELEPHONE COMMUNICATIONS (NO RADIOTELEPHONE)  --  0.54%
      Century Telephone Enterprises Inc.                  100            4,588
      SBC Communications Inc.                             100            4,000
                                                                   -----------
                                                                         8,588
                                                                   -----------
 TELEPHONE - LONG DISTANCE  --  0.36%
      AT&T Corporation                                    100            5,713
                                                                   -----------
 TRANSPORTATION - RAIL  --  0.61%
      Burlington Northern Santa Fe Corporation            100            9,819
                                                                   -----------

                    QUAKER ENHANCED STOCK MARKET FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 UTILITIES - TELECOMMUNICATIONS  --  3.78%
      Ameritech Corporation                               400      $    17,950
      BellSouth Corporation                               300           20,138
      GTE Corporation                                     400           22,250
                                                                   -----------
                                                                        60,338
                                                                   -----------
 WATER SUPPLY  --  0.19%
      American Water Works Co. Inc.                       100            3,100
                                                                   -----------
 WHOLESALE - DURABLE GOODS - 0.31%
      Grainger, W.W. Inc.                                 100            4,981
                                                                   -----------
 WHOLESALE - GROCERIES & RELATED PRODUCTS  --  0.32%
      Sysco Corporation                                   200            5,125
                                                                   -----------
      TOTAL COMMON STOCKS (COST $1,413,526)                          1,534,256
                                                                   -----------
INVESTMENT COMPANIES  --  2.42%
      Evergreen Money Market Treasury
       Institutional Money                                              38,666
                                                                   -----------
      TOTAL INVESTMENT COMPANIES (COST $38,666)                         38,666
                                                                   -----------
TOTAL VALUE OF INVESTMENTS (COST $1,452,192 (b))       98.41%      $ 1,572,922
Other Assets Less Liabilities                           1.59%           25,612
                                                      -------      -----------
      NET ASSETS                                      100.00%      $ 1,598,534
                                                      =======      ===========


(a) Non-income producing investment.
(b) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation of investments for financial reporting and federal income tax purposes is as follows:

    Unrealized appreciation                                        $   141,847
    Unrealized depreciation                                            (21,117)
                                                                   -----------
      NET UNREALIZED APPRECIATION                                  $   120,730
                                                                   ===========



                     See notes to financial statements.

                         QUAKER CORE EQUITY FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  98.71%

 AEROSPACE & DEFENSE  --  4.25%
      Allied Signal, Inc.                               1,500      $    66,563
      The Boeing Company                                1,400           62,388
      Lockheed Martin Corporation                         700           74,113
                                                                   -----------
                                                                       203,064
                                                                   -----------
 BEVERAGES  --  1.29%
      PepsiCo, Inc.                                     1,500           61,781
                                                                   -----------
 BUSINESS SERVICES  --  2.56%
      Electronic Data Systems Corporation               1,000           40,000
      Reuters Group PLC                                 1,200           82,200
                                                                   -----------
                                                                       122,200
                                                                   -----------
 COMPUTERS  --  5.62%
      Compaq Computer Corporation                       2,000           56,750
      Hewlett-Packard Company                           2,000          119,750
      International Business Machines, Inc.               800           91,850
                                                                   -----------
                                                                       268,350
                                                                   -----------
 COMPUTER SOFTWARE & HARDWARE  --  8.10%
      Automatic Data Processing, Inc.                   1,000           72,875
      Ceridian Corporation                                900           52,875
  (a) Cisco Systems, Inc.                                 800           73,650
      Computer Associates International, Inc.           1,500           83,344
  (a) Safeguard Scientifics, Inc.                       2,500          104,219
                                                                   -----------
                                                                       386,963
                                                                   -----------
 CONSUMER STAPLES  --  0.42%
  (a) Vlasic Foods International, Inc.                  1,000           20,125
                                                                   -----------
 CONTROLLED ENVIRONMENTS  --  0.35%
      Honeywell Inc.                                      200           16,713
                                                                   -----------
 COSMETICS & PERSONAL CARE  --  6.72%
      Colgate-Palmolive Company                         1,300          114,400
      Gillette Corporation                              2,200          124,713
      Procter & Gamble Company                            900           81,956
                                                                   -----------
                                                                       321,069
                                                                   -----------
 ELECTRONICS  --  1.33%
      General Electric Company                            700           63,700
                                                                   -----------

                         QUAKER CORE EQUITY FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 ELECTRONICS - SEMICONDUCTORS  --  1.79%
      Intel Corporation                                   800      $    59,300
      Motorola, Inc.                                      500           26,281
                                                                   -----------
                                                                        85,581
                                                                   -----------
 ENERGY  --  1.15%
      Royal Dutch Petroleum Company                     1,000           54,813
                                                                   -----------
 ENTERTAINMENT  --  3.07%
      Time Warner Inc.                                  1,100           93,981
      The Walt Disney Company                             500           52,530
                                                                   -----------
                                                                       146,511
                                                                   -----------
 FINANCIAL SERVICES  --  5.37%
      Franklin Resources, Inc.                          1,200           64,800
      Federal National Mortgage Association             1,200           72,900
      Morgan Stanley, Dean Witter, Discover & Company   1,300          118,788
                                                                   -----------
                                                                       256,488
                                                                   -----------
 FINANCIAL - BANKS, MONEY CENTER  --  7.60%
      J.P. Morgan & Company Inc.                          500           58,563
      Mellon Bank Corporation                           2,500          174,063
      Nations Bank Corporation                          1,000           76,500
      PNC Bank Corporation                              1,000           53,813
                                                                   -----------
                                                                       362,939
                                                                   -----------
 FINANCIAL - SECURITY BROKERS  --  2.05%
      SLM Holdings Corporation                          2,000           98,000
                                                                   -----------
 FOOD - PROCESSING  --  4.88%
      Campbell Soup Company                               500           26,563
      Heinz (H.J.) Company                              1,500           84,188
      Hershey Foods Corporation                         1,200           82,800
      Phillip Morris Companies Inc.                     1,000           39,375
                                                                   -----------
                                                                       232,926
                                                                   -----------
 INSURANCE - LIFE & HEALTH  --  1.27%
      AFLAC, Inc.                                       2,000           60,625
                                                                   -----------
 INSURANCE - MULTILINE  --  3.70%
      American International Group, Inc.                  500           73,000
      Cigna Corporation                                 1,500          103,500
                                                                   -----------
                                                                       176,500
                                                                   -----------

                         QUAKER CORE EQUITY FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 MEDICAL SUPPLIES  --  2.32%
      Johnson & Johnson                                 1,500      $   110,625
                                                                   -----------
 MEDICAL - BIOTECHNOLOGY  --  6.26%
      Merck & Company, Inc.                               900          120,375
      Pfizer Inc.                                         800           86,950
      Schering-Plough Corporation                       1,000           91,625
                                                                   -----------
                                                                       298,950
                                                                   -----------
 METALWORKING - MACHINERY & EQUIPMENT  --  0.79%
      Kennametal Inc.                                     900           37,575
                                                                   -----------
 MINING  --  3.65%
      Potash Corporation of Saskatachewan Inc.          1,600          120,900
      Vulcan Materials Company                            500           53,344
                                                                   -----------
                                                                       174,244
                                                                   -----------
 OFFICE & BUSINESS EQUIPMENT  --  2.10%
      Xerox Corporation                                   700           71,138
  (a) Staples, Inc.                                     1,000           28,938
                                                                   -----------
                                                                       100,076
                                                                   -----------
 OIL & GAS - EQUIPMENT & SERVICES  --  1.43%
      Schlumberger Limited                              1,000           68,312
                                                                   -----------
 OIL & GAS - EXPLORATION  --  1.12%
      El Paso Natural Gas Company                       1,400           53,550
                                                                   -----------
 OIL & GAS - INTERNATIONAL  --  1.19%
      Exxon Corporation                                   800           57,050
                                                                   -----------
 PAPERBOARD PRODUCTS  --  1.20%
      Minnesota Mining & Manufacturing                    700           57,530
                                                                   -----------
 PAINTS, VARNISHES, LACQUERS,
 ENAMELS & PRODUCTS  --  0.55%
      Sherwin Williams Company                            800           26,500
                                                                   -----------
 PLASTICS - SYNTHETICS  --  1.56%
      DuPont De Nemours & Company                       1,000           74,625
                                                                   -----------
 PHARMACEUTICAL PREPARATIONS  --  3.75%
      Bristol-Myers Squibb Company                      1,000          114,938
  (a) Elan Corporation PLC                              1,000           64,312
                                                                   -----------
                                                                       179,250
                                                                   -----------

                         QUAKER CORE EQUITY FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 PUBLISHING  --  0.57%
      E.W. Scripps Company Class (A)                      500      $    27,405
                                                                   -----------
 RAILROADS - LINE HAULING  --  0.52%
      Kansas City Southern Industries Company             500           24,812
                                                                   -----------
 RESTAURANTS FOOD & SERVICE  --  3.16%
      McDonald's Corporation                            1,500          103,500
  (a) Tricon Global Restaurants, Inc.                   1,500           47,530
                                                                   -----------
                                                                       151,030
                                                                   -----------
 SUGAR & CONFECTIONERY PRODUCTS  --  2.05%
      W.M. Wrigley Jr. Company                          1,000           98,000
                                                                   -----------
 TECHNOLOGY  --  0.07%
      Docucorp International, Inc.                        500            3,281
                                                                   -----------
 TELECOMMUNICATIONS EQUIPMENT  --  4.58%
      Bell Atlantic Corporation                         1,000           45,625
      Lucent Technologies, Inc.                         1,400          116,462
      Northern Telecom Limited                          1,000           56,750
                                                                   -----------
                                                                       218,837
                                                                   -----------
 WATER SUPPLY  --  0.33%
      American Water Works Company, Inc.                  500           15,500
                                                                   -----------
 TOTAL COMMON STOCKS (Cost $3,984,653)                               4,715,500
                                                                   -----------
 TOTAL VALUE OF INVESTMENTS (COST $3,984,653 (b))      98.71%      $ 4,715,500
 Other Assets Less Liabilities                          1.29%           61,600
                                                      -------      -----------
      NET ASSETS                                      100.00%      $ 4,777,100
                                                      =======      ===========

(a) Non-income producing investment.
(b) Aggregate cost for financial reporting and federal income tax purposes is the same.
    Unrealized appreciation of investments for financial reporting and federal income tax purposes is as follows:

    Unrealized appreciation                                        $   785,737
    Unrealized depreciation                                            (54,890)
                                                                   -----------
      NET UNREALIZED APPRECIATION                                  $   730,847
                                                                   ===========


                   See notes to the financial statements.

                        QUAKER AGGRESSIVE GROWTH FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  71.65%

 BANKING  --  2.23%
      Nations Bank Corp                                   500      $    38,250
                                                                   -----------
 BEVERAGES  --  2.64%
      The Coca-Cola Company                               300           25,650
      Coca-Cola Enterprises                               500           19,625
                                                                   -----------
                                                                        45,275
                                                                   -----------
 BOTTLED & CANNED SOFTDRINKS  --  0.67%
      Whitman Corporation                                 500           11,469
                                                                   -----------
 BUSINESS SERVICES  --  1.69%
      Sodexho Marriot Services Inc.                     1,000           29,000
                                                                   -----------
 CHEMICAL & ALLIED PRODUCTS  --  0.23%
      Great Lakes Chemical Corporation                    100            3,944
                                                                   -----------
 CIGARETTES  --  1.15%
      Phillip Morris Company                              500           19,688
                                                                   -----------
 CONSTRUCTION & MACHINERY EQUIPMENT  --  0.93%
      Caterpillar, Inc.                                   300           15,862
                                                                   -----------
 CONTROLLED ENVIRONMENTS  --  1.03%
      Oak Industries                                      500           17,688
                                                                   -----------
 CONSUMER SERVICES  --  1.33%
      ServiceMaster Co.                                   600           22,838
                                                                   -----------
 DEPARTMENT STORES  --  1.15%
      May Department Store                                300           19,650
                                                                   -----------
 FAMILY CLOTHING STORES  --  0.02%
  (a) Abercrombie & Fitch                                   8              352
                                                                   -----------
 FINANCIAL SERVICES  --  4.82%
      Federal Home Loan Management Corp.                  400           18,825
      Providian Financial Corp.                           300           23,569
  (a) Tele-Communications TCI Ventures Group            2,000           40,125
                                                                   -----------
                                                                        82,519
                                                                   -----------
 FINANCIAL - BANKS, MONEY CENTER  --  1.63%
      Banc One Corporation                                500           27,906
                                                                   -----------

                        QUAKER AGGRESSIVE GROWTH FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 FOOD - PROCESSING  --  5.49%
      Agibrands International, Inc.                       650      $    19,662
      Campbell Soup Company                               300           15,938
      Ralstin-Ralston Purina Group                        500           58,406
                                                                   -----------
                                                                        94,006
                                                                   -----------
 FOOD - WHOLESALE  --  1.10%
      Ralcorp Holdings, Inc.                            1,000           18,875
                                                                   -----------
 GROCERY STORES  --  0.71%
      American Stores                                     500           12,094
                                                                   -----------
 HEALTHCARE  --  6.41%
      Cardinal Health Inc.                                200           18,750
  (a) Neurex Corporation                                3,000           91,125
                                                                   -----------
                                                                       109,875
                                                                   -----------
 INDUSTRIAL  --  2.71%
      Hussman International, Inc.                       2,500           46,406
                                                                   -----------
 INSURANCE AGENTS, BROKERS & SERVICES  --  2.60%
      Hartford Financial Services Group Inc.              200           22,875
      Mutual Risk Management Ltd.                         600           21,750
                                                                   -----------
                                                                        44,625
                                                                   -----------
 INSURANCE - LIFE & HEALTH  --  0.85%
      Old Republic International Corporation              500           14,656
                                                                   -----------
 INSURANCE - MULTILINE  --  2.42%
      CIGNA Corporation                                   600           41,400
                                                                   -----------
 INSURANCE - PROPERTY & CASUALTY  --  3.01%
      Mercury General Corporation                         800           51,550
                                                                   -----------
 MEDICAL - BIOTECHNOLOGY  --  1.98%
      Millennium Chemicals, Inc.                        1,000           33,875
                                                                   -----------
 MEDICINAL - CHEMICALS & BOTANICAL PRODUCTS  --  0.85%
      Martek Biosciences Corporation                    1,000           14,563
                                                                   -----------
 MOTOR VEHICLES & CAR BODIES  --  1.72%
      Ford Motor Company                                  500           29,500
                                                                   -----------
 PERSONAL CREDIT INSTITUTION  --  1.77%
      Travelers Group, Inc.                               500           30,312
                                                                   -----------

                        QUAKER AGGRESSIVE GROWTH FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 PHARAMACEUTICALS  --  1.32%
  (a) Vion Pharamaceuticals Inc.                        2,000      $     9,500
      Zeneca Group PLC                                    300           13,162
                                                                   -----------
                                                                        22,662
                                                                   -----------
 PLASTIC PRODUCTS  --  1.17%
      Illinois Tool Works, Inc.                           300           20,006
                                                                   -----------
 RETAIL - APPAREL  --  0.56%
      The TJX Corporation                                 400            9,650
                                                                   -----------
 RETAIL - GENERAL MERCHANDISE  --  1.18%
      BJ's Wholesale Club, Inc.                           500           20,312
                                                                   -----------
 SECURITY BROKERS, DEALERS, FLOTATION COS.  --  4.33%
      Donaldson, Lufkin, & Jenrette, Inc.                 500           25,406
      Morgan Stanley Dean Witter Discover & Company       300           27,412
      Paine Webber Group Inc.                             500           21,438
                                                                   -----------
                                                                        74,256
                                                                   -----------
 STATE COMMERCIAL BANKS  --  3.45%
      Allegiance Corporation                              800           41,000
      Bank of New York, Inc.                              300           18,206
                                                                   -----------
                                                                        59,206
                                                                   -----------
 TECHNOLOGY  --  0.71%
  (a) New Era of Networks                                 400           12,200
                                                                   -----------
 TELEPHONE APPARATUS  --  1.66%
      Northern Telecom Ltd.                               500           28,375
                                                                   -----------
 UTILITIES - TELECOMMUNICATIONS  --  4.36%
      AT&T Corporation                                    300           17,138
      GTE Corporation                                     400           22,250
      Sprint Corporation                                  500           35,250
                                                                   -----------
                                                                        74,638
                                                                   -----------
 VARIETY STORES  --  1.77%
      Wal-Mart Stores Inc.                                500           30,375
                                                                   -----------
      TOTAL COMMON STOCKS (COST $1,154,829)            31,158      $ 1,227,858
                                                                   -----------

                        QUAKER AGGRESSIVE GROWTH FUND
                         SCHEDULE OF INVESTMENTS
                              JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
 INVESTMENT COMPANIES  --  13.50%
      Evergreen Money Market Treasury Institutional                $   231,255
                                                                   -----------
        Treasury Money Market Fund Institutional
        Service Shares

     TOTAL INVESTMENT COMPANIES (COST $231,255)                    $   231,255
                                                                   -----------
TOTAL VALUE OF INVESTMENTS (COST $1,386,084)                       $ 1,459,113
                                                                   ===========

OPEN SHORT POSITIONS  --  (5.74%)
 (a) Elan Corporation PLC                               1,530          (98,398)
                                                                   -----------
     TOTAL OPEN SHORT POSITIONS (PROCEEDS $94,302)                     (98,398)
                                                                   ===========
TOTAL VALUE OF INVESTMENTS AND
OPEN SHORT POSITIONS (b)                               79.41%      $ 1,360,715
      Other Assets Less Liabilities                    20.59%          352,870
                                                      -------      -----------
      NET ASSETS                                      100.00%      $ 1,713,585
                                                      =======      ===========

(a) Non-income producing investment.
(b) Aggregate cost for financial reporting and federal income tax purposes is the same.
    Unrealized appreciation of investments for financial reporting and federal income tax purposes is as follows:

    Unrealized appreciation                                        $    92,308
    Unrealized depreciation                                            (23,375)
                                                                   -----------
      NET UNREALIZED APPRECIATION                                  $    68,933
                                                                   ===========


                     See notes to financial statements.

                          QUAKER MID CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------

COMMON STOCK  --  88.49%

 CHEMICALS  --  4.54%
      International Specialty Products                 22,000      $   409,750
                                                                   -----------
 COMMERCIAL SERVICES  --  5.58%
  (a) Telespectrum Worldwide Inc.                      25,400          222,250
      The Reynolds & Reynolds Company                  15,500          281,906
                                                                   -----------
                                                                       504,156
                                                                   -----------
 COMPUTER SOFTWARE & SERVICES  --  9.89%
      Ceridian Corporation                              7,100          417,125
  (a) Daisytek International Corporation               10,500          267,094
  (a) Symantec Corporation                              8,000          209,000
                                                                   -----------
                                                                       893,219
                                                                   -----------
 CONSTRUCTION - HEAVY  --  1.93%
      Granite Construction, Inc.                        5,700          174,563
                                                                   -----------
 ELECTRONICS  --  2.78%
      Tektronix, Inc                                    7,100          251,163
                                                                   -----------
 ENGINEERING & CONSTRUCTION  --  3.87%
      Crane Company                                     7,200          349,650
                                                                   -----------
 ENERGY  --  3.19%
      Ocean Energy, Inc.                               14,744          288,430
                                                                   -----------
 FINANCIAL - THRIFT, SAVINGS & LOAN  --  14.29%
      Roslyn Bancorp, Inc.                             12,000          267,750
      S&P Mid-Cap 400 Depository Receipts              14,700        1,023,487
                                                                   -----------
                                                                     1,291,237
                                                                   -----------
 HOLDING COMPANIES DIVERSIFIED  --  9.26%
      The Coastal Corporation                           5,300          370,006
      Questar Corporation                              14,800          290,450
      Bergen Brunswig Corporation                       3,800          176,225
                                                                   -----------
                                                                       836,681
                                                                   -----------
 MEDICAL SUPPLIES  --  5.49%
      Ballard Medical Products                         12,900          232,200
      Becton, Dickinson & Company                       3,400          263,925
                                                                   -----------
                                                                       496,125
                                                                   -----------
 MISCELLANEOUS - MANUFACTURING  --  6.55%
  (a) Griffon Corporation                              18,000          230,625
      Kellwood Company                                 10,100          361,075
                                                                   -----------
                                                                       591,700
                                                                   -----------

                          QUAKER MID CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------

COMMON STOCK  --  (continued)

 OFFICE & BUSINESS EQUIPMENT  --  2.38%
      Harris Corporation                                4,800      $   214,500
                                                                   -----------
 OIL & GAS - EXPLORATION  --  4.08%
  (a) Newfield Exploration                             14,800          368,150
                                                                   -----------
 OIL & GAS - DOMESTIC  --  1.99%
      Amerada Hess Corporation                          3,300          179,231
                                                                   -----------
 PERSONAL CREDIT INSTITUTIONS  --  2.88%
  (a) Americredit Corporation                           7,300          260,518
                                                                   -----------
 RETAIL - DEPARTMENT STORES  --  4.20%
  (a) Profitt's, Inc                                    9,400          379,525
                                                                   -----------
 RETAIL - GROCERY  --  2.58%
      Hannaford Brothers                                5,300          233,200
                                                                   -----------
 TIRE & RUBBER  --  3.01%
      Cooper Tire & Rubber Company                     13,200          272,251
                                                                   -----------
      TOTAL COMMON STOCKS (COST $7,492,825)                          7,994,049
                                                                   -----------
INVESTMENT COMPANIES  --  2.81%
      Evergreen Money Market Treasury Institutional
       Treasury Money Market Fund Institutional
        Service Shares
       (COST $253,534)                                253,534          253,534
                                                                   -----------
TOTAL VALUE OF INVESTMENTS (COST $7,746,359)           91.30%      $ 8,247,583
Other Assets Less Liabilities                           8.70%          785,597
                                                      -------      -----------
      NET ASSETS                                      100.00%      $ 9,033,180
                                                      =======      ===========

(a) Non-income producing investment.

(b) Aggregate cost for financial reporting and federal income tax purposes is the same.
    Unrealized appreciation of investments for financial reporting and federal income tax purposes is as follows:

    Unrealized appreciation                                        $   804,039
    Unrealized depreciation                                           (302,816)
                                                                   -----------
      NET UNREALIZED APPRECIATION                                  $   501,223
                                                                   ===========


                     See notes to financial statements.

                         QUAKER SMALL-CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  80.80%

 AEROSPACE & DEFENSE  --  1.16%
      Litton Industries, Inc.                             300      $    17,700
      Sunstrand Corporation                               500           28,625
                                                                   -----------
                                                                        46,325
                                                                   -----------
 ADVERTISING AGENCIES  --  0.39%
  (a) Catalina Marketing Corporation                      300           15,580
                                                                   -----------
 AIR COURIER SERVICES  --  0.53%
      Airborne Freight Corporation                        600           20,963
                                                                   -----------
 AIR TRANSPORTATION  --  0.58%
  (a) Midwest Express Holdings, Inc.                      300           10,856
  (a) Continental Airlines, Inc.                          200           12,175
                                                                   -----------
                                                                        23,031
                                                                   -----------
 AUTO PARTS - ORIGINAL EQUIPMENT  --  0.45%
      Arvin Industries, Inc.                              500           18,156
                                                                   -----------
 AUTOS & TRUCKS  --  0.72%
      Navistar International Corporation                1,000           28,875
                                                                   -----------
 BUILDING MATERIALS  --  1.71%
      Lone Star Industries                                400           30,825
      Texas Industries, Inc.                              300           15,900
      Vulcan Materials Company                            200           21,337
                                                                   -----------
                                                                        68,062
                                                                   -----------
 BUSINESS MACHINES  --  0.30%
      Splash Technology Holdings, Inc.                    700           12,030
                                                                   -----------
 BUSINESS SERVICES  --  2.60%
      Complete Business Solutions, Inc.                   900           32,344
  (a) Integrated Circuit Systems, Inc.                  1,000           16,625
  (a) Mastech Corporation                               1,000           28,125
  (a) Personnel Group America, Inc.                       600           12,000
      Trigon Healthcare, Inc.                             400           14,475
                                                                   -----------
                                                                       103,569
                                                                   -----------
 CATALOG & MAIL ORDER HOUSES  --  0.63%
  (a) CDW Computer Center, Inc.                           500           25,000
                                                                   -----------

                         QUAKER SMALL-CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 CHEMICALS  --  1.68%
      The Geon Company                                    500      $    11,469
      Georgia Gulf Corporation                            500           11,406
      Millenium Chemicals, Inc.                           700           23,713
      Wellman, Inc.                                       900           20,419
                                                                   -----------
                                                                        67,007
                                                                   -----------
 CHEMICAL SERVICES  --  0.68%
     Leasing Solutions, Inc.                              600           17,250
 (a) Veritas DGC Inc.                                     200            9,988
                                                                   -----------
                                                                        27,238
                                                                   -----------
 COMMERCIAL PRINTING  --  0.53%
     World Color Press, Inc.                              600           21,000
                                                                   -----------
 COMPUTERS  --  0.15%
  (a) SMART Modular Technologies, Inc.                    400            5,850
                                                                   -----------
 COMPUTER SOFTWARE & SERVICES  --  3.31%
  (a) Cambridge Technology Partners, Inc.                 200           10,925
      Comdisco, Inc.                                      600           11,400
  (a) Computer Horizon Corporation                        600           22,238
  (a) InterVoice, Inc.                                  1,200           21,300
      Keane Inc.                                          500           28,000
      Madge Networks NV                                 4,700           22,325
  (a) Pomeroy Computer Resources, Inc.                    600           15,638
                                                                   -----------
                                                                       131,826
                                                                   -----------
 CONSUMER DURABLES  --  0.58%
      C & D Technologies, Inc.                            400           23,200
                                                                   -----------
 CONSTRUCTION  --  1.41%
      Centex Construction Products                        600           23,100
      D.R. Horton, Inc.                                   675           14,090
  (a) Walter Industries, Inc.                           1,000           18,938
                                                                   -----------
                                                                        56,128
                                                                   -----------
 DRUGS & MEDICINE  --  2.46%
  (a) Arterial Vascular Engineering, Inc.               1,000           35,750
  (a) ESC Medical Systems Ltd.                            700           23,625
  (a) NBTY, Inc.                                        1,100           20,213
      Bergen Brunswig Corporation Class (A)               400           18,550
                                                                   -----------
                                                                        98,138
                                                                   -----------

                         QUAKER SMALL-CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 ELECTRICAL - MACHINERY, EQUIPMENT & SUPPLIES -- 0.51%
      Exide Corporation                                 1,200      $    20,175
                                                                   -----------
 ELECTRIC SERVICES  --  0.37%
      El Paso Electric Company                          1,600           14,700
                                                                   -----------
 ELECTRONICS  --  2.79%
      Arrow Electronics, Inc.                             500           10,875
  (a) Berg Electronics Corporation                      1,100           21,519
  (a) CHS Electronics, Inc.                             1,500           26,813
      General Cable Corporation                         1,000           28,875
  (a) SCI Systems, Inc.                                   400           15,050
      Technitrol, Inc.                                    200            7,988
                                                                   -----------
                                                                       111,120
                                                                   -----------
 ENERGY - RAW MATERIALS  --  0.30%
      Cleco Corporation                                   400           11,900
                                                                   -----------
 ENTERTAINMENT  --  0.92%
      Anchor Gaming                                       300           23,288
      GTECH Holdings Corporation                          400           13,475
                                                                   -----------
                                                                        36,763
                                                                   -----------
 FABRICATED RUBBER PRODUCTS  --  0.43%
      Carlisle Companies, Inc.                            400           17,225
                                                                   -----------
 FINANCIAL - BANKS, COMMERCIAL  --  1.87%
      Commerce Bancshares, Inc.                           157            7,664
      Greenpoint Financial Corporation                    400           15,050
      Popular, Inc.                                       400           26,600
      TR Financial Corporation                            600           25,125
                                                                   -----------
                                                                        74,439
                                                                   -----------
 FINANCIAL - MISCELLANEOUS  --  3.01%
      CMAC Investments Corporation                        400           24,600
  (a) Consumer Portfolio Services, Inc.                 1,400           14,700
      Dain Rauscher Corporation                           300           16,425
      Financial Security Assurance Holdings               300           17,625
      SEI Corporation                                     400           24,800
  (a) Southern Pacific Fund Corporation                 1,400           21,963
                                                                   -----------
                                                                       120,113
                                                                   -----------

                         QUAKER SMALL-CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 FINANCIAL - SAVINGS/LOAN/THRIFT  --  1.32%
      AMRESCO, Inc.                                       400      $    11,650
  (a) ContiFinancial Corporation                          300            6,938
      Dime Bancorp, Inc.                                  411           12,304
  (a) FIRSTPLUS Financial Group, Inc.                     600           21,600
                                                                   -----------
                                                                        52,492
                                                                   -----------
 FINANCIAL - SECURITIES BROKERS  --  2.04%
      Edwards (A.G.), Inc.                                450           19,209
      Donaldson, Lufkin & Jenrette, Inc.                  400           20,325
      Paine Webber Group Inc.                             450           19,294
      Raymond James Financial, Inc.                       750           22,452
                                                                   -----------
                                                                        81,280
                                                                   -----------
 FINANCIAL SERVICES  --  1.84%
      Acceptance Insurance Companies                      600           14,738
  (a) AmeriCredit Corporation                             600           21,413
      Capital One Financial Corporation                   300           37,256
                                                                   -----------
                                                                        73,407
                                                                   -----------
 FOOD - PROCESSING  --  0.74%
      Interstate Bakeries Corporation                     700           23,231
  (a) Smithfield Foods, Inc.                              200            6,100
                                                                   -----------
                                                                        29,331
                                                                   -----------
 FOOD - WHOLESALE  --  0.60%
      Fleming Companies, Inc.                             600           10,538
      Supervalu Inc.                                      300           13,313
                                                                   -----------
                                                                        23,851
                                                                   -----------
 GENERAL INDUSTRIAL MACHINERY & EQUIPMENT  --  0.21%
      Regal-Beloit Corporation                            300            8,550
                                                                   -----------
 HELP SUPPLY SERVICES  --  1.18%
  (a) CDI Corporation                                     200            5,350
  (a) Interim Services, Inc.                              700           22,488
  (a) Volt Info Services, Inc                             700           18,988
                                                                   -----------
                                                                        46,826
                                                                   -----------
HOLDING COMPANIES - DIVERSIFIED  --  0.53%
 (a) Anixter International Inc.                         1,100           20,968
                                                                   -----------

                         QUAKER SMALL-CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

HOMEBUILDERS  --  0.75%
     Centex Corporation                                   400      $    15,100
 (a) Champion Enterprises, Inc.                           500           14,625
                                                                   -----------
                                                                        29,725
                                                                   -----------
HOUSEHOLD PRODUCTS & HOUSEWARES  --  0.74%
 (a) Furniture Brands International, Inc.                 900           25,256
     Harvety Furniture Company, Inc.                      200            4,425
                                                                   -----------
                                                                        29,681
                                                                   -----------
 INSURANCE - LIFE & HEALTH  --  0.95%
      Partnerre, Ltd.                                     300           15,300
      PennCorp Financial Group, Inc.                      900           18,450
      Vesta Insurance Group, Inc.                         200            4,262
                                                                   -----------
                                                                        38,012
                                                                   -----------
 INSURANCE - MULTILINE  --  0.80%
      Americian National Insurance Company                100           10,525
      Capital Re Corp                                     300           21,488
                                                                   -----------
                                                                        32,013
                                                                   -----------
 INSURANCE - PROPERTY & CASUALTY  --  3.52%
      Everest Reinsurance Holdings, Inc.                  500           19,219
      Fremont General Corporation                         200           10,838
      LaSalle Re Holdings Ltd.                            400           15,150
      NAC Re Corp.                                        200           10,675
      Orion Capital Corporation                           300           16,762
      PXRE Corporation                                    100            3,000
      Reliance Group Holdings, Inc.                       800           14,000
      The First American Financial Corporation            300           27,000
      The PMI Group, Inc.                                 200           14,675
      TIG Holdings, Inc.                                  400            9,200
                                                                   -----------
                                                                       140,519
                                                                   -----------
 INSURANCE - TITLE  --  0.70%
      Fidelity National Financial, Inc.                   700           27,868
                                                                   -----------
 IRON & STEEL  --  1.30%
      Bethlehem Steel Corporation                       1,700           21,144
      National Steel Corporation Class (B)              1,200           14,250
      USX-U.S. Steel Group, Inc.                          500           16,500
                                                                   -----------
                                                                        51,894
                                                                   -----------

                         QUAKER SMALL-CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 LIQUOR  --  0.62%
  (a) Canadaigua Brands Class (A)                         500      $    24,594
                                                                   -----------
 MEASURING & CONTROLLING DEVICES  --  0.36%
  (a) Input/Output, Inc.                                  800           14,250
                                                                   -----------
 MEDIA  --  0.64%
      Hollinger International, Inc. Class (A)           1,500           25,500
                                                                   -----------
 MEDICAL - HOSPITAL MANAGEMENT & SERVICES  --  1.74%
  (a) American Home Patient, Inc.                         500            9,562
      Integrated Health Services, Inc.                    406           15,225
      Mariner Health Group, Inc.                        1,000           16,625
  (a) NovaCare, Inc.                                    1,500           17,625
      Sun Healthcare Group, Inc.                          700           10,238
                                                                   -----------
                                                                        69,275
                                                                   -----------
 MEDICAL SUPPLIES  --  0.30%
      Owens & Minor, Inc.                               1,200           12,000
                                                                   -----------
 METAL FABRICATION & HARDWARE  --  0.62%
      The Timken Company                                  800           24,650
                                                                   -----------
 MISCELLANEOUS - MANUFACTURING  --  2.08%
  (a) Lexmark International Group, Inc. Class (A)         400           24,400
      NACCO Industries, Inc. Class (A)                    200           25,850
      Trinity Industries, Inc.                            600           24,900
      Vitro Sociedad Anonima ADR                        1,200            7,650
                                                                   -----------
                                                                        82,800
                                                                   -----------
 NON-DURABLE & ENTERTAINMENT  --  1.21%
      Department 56, Inc.                                 600           21,300
  (a) Sonic Corporation                                 1,200           26,850
                                                                   -----------
                                                                        48,150
                                                                   -----------
 NON-FERROUS METALS  --  0.36%
  (a) Encore Wire Corporation                             900           14,513
                                                                   -----------
 OFFICE & CLININCS OF DOCTORS OF MEDICINE  --  0.22%
  (a) Coventry Healthcare, Inc.                           600            8,925
                                                                   -----------

                         QUAKER SMALL-CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 OIL & GAS - DOMESTIC  --  1.84%
      McDermott (J Ray) SA                                300      $    12,450
      Sun Company, Inc.                                   500           19,406
      Teekay Shipping, Corporation                        900           22,556
      Tesoro Petroleum Corporation                      1,200           19,050
                                                                   -----------
                                                                        73,462
                                                                   -----------
 OIL & GAS - DRILLING  --  0.83%
  (a) Cliffs Drilling Company                             300            9,844
      Helmerich & Payne, Inc.                             400            8,900
  (a) Key Energy Group, Inc.                            1,100           14,439
                                                                   -----------
                                                                        33,183
                                                                   -----------
 OIL & GAS - FIELD SERVICES  --  0.33%
      Pool Energy Services Company                        900           13,275
                                                                   -----------
 OIL & GAS - OTHER SERVICES  --  1.06%
      Rochester Gas & Electric Corporation                700           22,356
      UGI Corporation                                     800           19,900
                                                                   -----------
                                                                        42,256
                                                                   -----------
 OPERATIVE BUILDERS  --  0.70%
  (a) Fairfield Communities, Inc.                         800           15,350
      Kaufman & Broad Home Corporation                    400           12,700
                                                                   -----------
                                                                        28,050
                                                                   -----------
 PACKAGING & CONTAINERS  --  0.30%
      Ball Corporation                                    300           12,056
                                                                   -----------
 PAPER & FOREST PRODUCTS  --  0.44%
  (a) Mail-Weil, Inc.                                     800           17,350
                                                                   -----------
 PHARMACEUTICALS  --  1.47%
      Herbalife International, Inc. Class (A)           1,133           27,900
      ICN Pharmaceuticals, Inc.                           600           27,413
  (a) PharMercia, Inc.                                    273            3,293
                                                                   -----------
                                                                        58,606
                                                                   -----------
 PREPACKAGED SOFTWARE  --  0.93%
  (a) Intersolv, Inc.                                   1,000           16,062
  (a) Symantec Corporation                                800           20,900
                                                                   -----------
                                                                        36,962
                                                                   -----------

                         QUAKER SMALL-CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 PRODUCER GOODS  --  1.16%
      Aeroquip-Vickers, Inc.                              200      $    11,675
      Chart Industries                                    600           14,325
      The Maitowoc Company, Inc.                          500           20,156
                                                                   -----------
                                                                        46,156
                                                                   -----------
 PUMPS & PUMPING EQUIPMENT  --  0.35%
      Graco, Inc.                                         400           13,950
                                                                   -----------
 PUBLISHING - PRINTING  --  0.45%
      Bowne & Company, Inc.                               400           18,000
                                                                   -----------
 REAL PROPERTY  --  0.42%
      CB Commercial Real Estate Service Group             500           16,718
                                                                   -----------
 RESTAURANTS & FOOD SERVICE  --  2.79%
  (a) Brinker International, Inc.                       1,000           19,250
      CKE Restaurants, Inc.                               700           28,875
      Daren Restaurants, Inc.                           1,200           19,050
      Foodmaker, Inc.                                     600           10,125
  (a) Ryan's Family Steak Houses, Inc.                    900            9,225
      Ruby Tuesday, Inc.                                1,600           24,800
                                                                   -----------
                                                                       111,325
                                                                   -----------
 RETAIL - APPAREL  --  1.60%
      Ross Stores, Inc.                                   400           17,200
  (a) The Dress Barn, Inc.                                300            7,462
      Paul Harris Stores, Inc.                          1,300           17,225
  (a) Payless Shoesource, Inc.                            300           22,106
                                                                   -----------
                                                                        63,993
                                                                   -----------
 RETAIL - GENERAL MERCHANDISE  --  1.06%
  (a) Best Buy Co., Inc.                                  800           28,900
      Fingerhut Companies, Inc.                           400           13,200
                                                                   -----------
                                                                        42,100
                                                                   -----------
 RETAIL - SPECIALTY LINE  --  0.54%
  (a) Micro Warehouse, Inc.                             1,400           21,700
                                                                   -----------
 STATE COMMERCIAL BANKS  --  1.37%
      Allegiance Corporation                              500           25,625
  (a) First Republic Bank                                 800           28,900
                                                                   -----------
                                                                        54,525
                                                                   -----------

                         QUAKER SMALL-CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)

 TELECOMMUNICATIONS  --  1.08%
      360 Communications Company                          800      $    25,600
  (a) Brightpoint, Inc.                                   900           13,050
      Cidco, Inc.                                       1,000            4,625
                                                                   -----------
                                                                        43,275
                                                                   -----------
 TELECOMMUNICATIONS EQUIPMENT  --  0.38%
  (a) Paging Network, Inc.                                600            8,400
      Tadiran Ltd.                                        200            6,625
                                                                   -----------
                                                                        15,025
                                                                   -----------
 TEXTILES  --  0.60%
      Burlington Industries, Inc.                       1,700           23,906
                                                                   -----------
 TOBACCO  --  0.47%
      Universal Corporation                               500           18,688
                                                                   -----------
 TRANSPORTATION - AIR  --  1.12%
      Alaska Air Group, Inc.                              400           21,825
  (a) America West Holdings, Company Class (B)            800           22,850
                                                                   -----------
                                                                        44,675
                                                                   -----------
 TRANSPORTATION - MISCELLANEOUS  --  0.48%
      Sea Containers, Ltd.                                500           19,125
                                                                   -----------
 UTILITIES - ELECTRIC  --  2.10%
      Commonwealth Energy System                          200            7,550
      Marketspan Corporation                              176            5,268
      New York State Electric & Gas Corporation           500           20,812
      Public Service Company of New Mexico              1,100           24,956
      The United Illuminating Company                     500           25,312
                                                                   -----------
                                                                        83,898
                                                                   -----------
 UTILITIES - GAS  --  0.17%
      Westcoast Energy Inc.                               300            6,694
                                                                   -----------
 VARIETY STORES  --  1.00%
      AMES Department Stores, Inc.                      1,000           26,312
      Shopko Stores, Inc.                                 400           13,600
                                                                   -----------
                                                                        39,912
                                                                   -----------

                         QUAKER SMALL-CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998

                                                      NUMBER          MARKET
                                                      OF SHARES       VALUE
                                                      ---------    -----------
COMMON STOCK  --  (continued)


 WHOLESALE - SPECIAL LINE  --  0.32%
  (a) CellStar Corporation                              1,000      $    12,938
                                                                   -----------
      TOTAL COMMON STOCKS (COST $2,914,935)                          3,221,290
                                                                   -----------
INVESTMENT COMPANIES  --  0.86%
      Evergreen Money Market Treasury Institutional
      Treasury Money Market Fund Institutional
       Service Shares
      (COST $34,101)                                   34,101           34,101
                                                                   -----------
TOTAL VALUE OF INVESTMENTS (COST $2,949,036 (b))       81.66%      $ 3,255,391
Other Assets Less Liabilities                          18.34%          731,335
                                                      -------      -----------
      NET ASSETS                                      100.00%      $ 3,986,726
                                                      =======      ===========

(a) Non-income producing investment.

(b) Aggregate cost for financial reporting and federal income tax purposes is the same.
    Unrealized appreciation of investments for financial reporting and federal income tax purposes is as follows:

    Unrealized appreciation                                        $   464,679
    Unrealized depreciation                                           (158,324)
                                                                   -----------
      NET UNREALIZED APPRECIATION                                  $   306,355
                                                                   ===========


                     See notes to financial statements.

                          QUAKER FIXED INCOME FUND
                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1998


                                                INTEREST  MATURITY
                                      PRINCIPAL   RATE      DATE      VALUE
                                      --------- --------  --------  ---------
MORTGAGE BACKED SECURITIES -- 34.26%
   FHLMC                                450,000   5.75%  15-Apr-08  $  449,260
   FNMA                                 500,000   5.75%  15-Jun-05     501,761
   FNMA                               1,000,000   6.50%  01-May-28     995,700

   TOTAL MORTGAGE BACKED SECURITIES                                  ---------
   (COST $1,933,721)                                                 1,946,721
                                                                     ---------
U.S. GOVERNMENT OBLIGATIONS -- 56.29%
   U.S. Treasury Bond                   530,000   0.00%  15-Nov-21     139,607
   U.S. Treasury Bond                   270,000  10.375% 15-Nov-12     361,631
   U.S. Treasury Bond                   100,000   8.00%  15-Nov-21     128,906
   U.S. Treasury Note                   420,000  11.125% 15-Aug-03     522,900
   U.S. Treasury Note                   935,000   7.00%  15-Jul-06   1,021,487
   U.S. Treasury Note                   101,000   5.375% 15-Feb-01     100,653
   U.S. Treasury Note                   900,000   6.25%  31-Aug-02     923,344

   TOTAL U.S. GOVERNMENT OBLIGATIONS                                 ---------
   (COST $3,156,921)                                                 3,198,529
                                                                     ---------

                                                           SHARES
                                                          --------
INVESTMENT COMPANIES -- 6.02%
   Evergreen Money Market Treasury
   Institutional Money                                    341,823      341,823
                                                                     ---------
   TOTAL INVESTMENT COMPANIES
     (COST $341,823)                                                   341,823
                                                                     ---------
TOTAL VALUE OF INVESTMENTS
  (COST $5,432,465 (a))                                    96.57%   $5,487,073
Other Assets Less Liabilities                               3.43%      195,079
                                                          -------   ----------
       NET ASSETS                                         100.00%   $5,682,152
                                                          =======   ==========

(a) Aggregate cost for financial reporting and federal income tax purposes is the same.
    Unrealized appreciation of investments for financial reporting and federal income tax purposes is as follows:

    Unrealized appreciation                                         $   58,450
    Unrealized depreciation                                             (3,842)
                                                                    ----------
       NET UNREALIZED APPRECIATION                                  $   54,608
                                                                    ==========

                           QUAKER INVESTMENT TRUST
                    STATEMENTS OF ASSETS AND LIABILITIES
                                JUNE 30, 1998


                                    Enhanced Stock   Core Equity    Aggressive       Mid-Cap     Small Cap  Fixed Income
                                       Market Fund          Fund   Growth Fund    Value Fund    Value Fund          Fund
                                    ------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,452,192,
 $3,984,653, $1,386,084, $7,746,359,
 $2,949,036 and $5,432,465) (note 2)    $1,572,922    $4,715,500    $1,459,113    $8,247,583    $3,255,391    $5,487,073
Cash                                        14,118         5,450        25,363       667,291       117,439        71,450
Deposits with brokers for
 securities sold short                           0             0        47,468             0             0             0
Receivables:
 Dividends and interest                      1,707         4,613         2,799         8,013         2,563        86,978
 Fund shares sold                                0        55,870       102,837       144,751       606,440        35,182
 Investment securities sold                      0             0       169,514       125,033             0             0
Deferred organization expenses, net
 (notes 2 and 4)                            22,533        22,533        22,515         9,002        22,533        22,533
                                        ----------    ----------    ----------    ----------    ----------    ----------
 TOTAL ASSETS                            1,611,280     4,803,966     1,829,609     9,201,673     4,004,366     5,703,216
                                        ----------    ----------    ----------    ----------    ----------    ----------
LIABILITIES
Securities sold short, at value
 (proceeds $94,302)                              0             0        98,398             0             0             0
Payables:
 Fund shares purchased                         135             0             0        35,455             0             0
 Investment securities purchased                 0             0         1,269       112,145             0             0
Accrued expenses                            10,878        11,147        12,020         8,923        11,311         8,411
Due to fund sponsor (notes 2 and 3)          1,733        15,719         4,337        11,970         6,329        12,653
                                        ----------    ----------    ----------    ----------    ----------    ----------
 TOTAL LIABILITIES                          12,746        26,866       116,024       168,493        17,640        21,064
                                        ----------    ----------    ----------    ----------    ----------    ----------
NET ASSETS
(Applicable to 114,051, 331,256,
 142,735, 826,469, 296,051 and 546,029
 shares outstanding, respectively;
 unlimited shares of $0.01 par value,
 beneficial interest authorized)        $1,598,534    $4,777,100    $1,713,585    $9,033,180    $3,986,726    $5,682,152
                                        ==========    ==========    ==========    ==========    ==========    ==========
NET ASSET VALUE, REDEMPTION AND
OFFERING PRICE PER SHARE                    $14.02(1)     $14.42(2)     $12.01(3)     $10.93(4)     $13.47(5)     $10.41(6)
                                        ==========    ==========    ==========    ==========    ==========    ==========
NET ASSETS CONSIST OF
Paid-in capital                         $1,278,620    $4,032,994    $1,553,060    $8,412,859    $3,563,093    $5,640,544
Undistributed net investment
 income (loss)                               3,528           677          (540)      (10,859)       (4,147)          784
Accumulated net realized gain (loss)
 on investments                            195,656        12,582        92,132       129,957       121,425       (13,784)
Net unrealized appreciation
 on investments                            120,730       730,847        68,933       501,223       306,355        54,608
                                        ----------    ----------    ----------    ----------    ----------    ----------
                                        $1,598,534    $4,777,100    $1,713,585    $9,033,180    $3,986,726    $5,682,152
                                        ==========    ==========    ==========    ==========    ==========    ==========

(1) $1,598,534 / 114,051 shares      (4) $9,033,180 / 826,469 shares
(2) $4,777,100 / 331,256 shares      (5) $3,986,726 / 296,051 shares
(3) $1,713,585 / 142,735 shares      (6) $5,682,152 / 546,029 shares


                   See notes to the financial statements.

                           QUAKER INVESTMENT TRUST
                          STATEMENTS OF OPERATIONS
                          YEAR ENDED JUNE 30, 1998


                                    Enhanced Stock   Core Equity    Aggressive    Mid-Cap(1)     Small Cap  Fixed Income
                                       Market Fund          Fund   Growth Fund    Value Fund    Value Fund          Fund
                                    ------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
 Dividends                                $ 17,908      $ 29,985      $  7,924      $ 23,712      $ 21,252      $      0
 Interest                                    2,476         3,049        10,399        12,734         4,501       157,991
                                          --------      --------      --------      --------      --------      --------
  TOTAL INCOME                              20,384        33,034        18,323        36,446        25,753       157,991
                                          --------      --------      --------      --------      --------      --------
EXPENSES:
 Investment advisory fees (note 2)           6,433        17,770        10,415        26,346        16,356        12,948
 Fund administration fees (note 2)           2,353         3,377         2,525         4,186         3,406         3,981
 Fund accounting fees (note 2)              22,829        22,829        22,876        10,731        22,829        22,829
 Security pricing fees                       7,920         2,245         3,142         4,098        10,242           119
 Custody fees                                  617           578         2,149           319           683           595
 Shareholder servicing fees                  3,938         3,941         4,277         3,165         4,175         3,598
 Shareholder recordkeeping fees              5,009         4,998         4,998         1,973         4,998         4,998
 Shareholder servicing distribution
  fees (note 3)                              2,573         5,982         3,462         8,785         5,451         4,317
 Registration and filing
  administration fees                        1,626         1,718         2,081         1,341         2,165         1,711
 Trustee fees and meeting expenses             156           156           157            78           156           153
 Audit fees                                  4,001         4,001         4,012         1,984         4,001         4,001
 Legal fees                                  2,785         2,785         2,793         1,381         2,785         2,785
 Registration and filing expenses              634         1,366         4,187         1,647         3,321           598
 Printing expenses                           1,482         1,579         1,702           820         1,653         1,307
 Amortization of deferred organizational
  expenses (note 4)                          6,756         6,756         6,775           997         6,756         6,756
 Other operating expenses                    2,630         3,154         2,634         1,373         2,833         1,968
                                          --------      --------      --------      --------      --------      --------
  TOTAL EXPENSES                            71,742        83,235        78,185        69,224        91,810        72,664
   Less:
     Expense reimbursements (note 3)       (49,880)      (27,126)      (45,445)       (3,206)      (40,418)      (29,618)
     Investment advisory fees
      waived (note 2)                       (6,433)      (17,770)      (10,415)       (9,928)      (16,356)      (12,948)
     Shareholder service fees
      waived (note 3)                       (2,573)       (5,982)       (3,462)       (8,785)       (5,451)       (4,317)
                                          --------      --------      --------      --------      --------      --------
  NET EXPENSES                              12,856        32,357        18,863        47,305        29,585        25,781
                                          --------      --------      --------      --------      --------      --------
   NET INVESTMENT INCOME (LOSS)              7,528           677          (540)      (10,859)       (3,832)      132,210
                                          --------      --------      --------      --------      --------      --------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net realized gain (loss) from
 investment transactions
 before income taxes                       290,761        16,584       297,196       129,957       259,589       (13,784)
  Income taxes (note 1)                          0             0        39,743             0             0             0
  Less reimbursement (notes 1 and 3)             0             0       (39,743)            0             0             0
                                          --------      --------      --------      --------      --------      --------
   NET INCOME TAXES                              0             0             0             0             0             0
                                          --------      --------      --------      --------      --------      --------
 NET REALIZED GAIN (LOSS) FROM
  INVESTMENT TRANSACTIONS                  290,761        16,584       297,196       129,957       259,589       (13,784)
                                          --------      --------      --------      --------      --------      --------
 INCREASE IN UNREALIZED APPRECIATION
  ON INVESTMENTS                            24,466       662,487        15,896       501,223       141,382        56,616
                                          --------      --------      --------      --------      --------      --------
 NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                           315,227       679,071       313,092       631,180       400,971        42,832
                                          --------      --------      --------      --------      --------      --------
  NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                        $322,755      $679,748      $312,552      $620,321      $397,139      $175,042
                                          ========      ========      ========      ========      ========      ========

(1) The Quaker Mid-Cap Value Fund commenced operations on January 6, 1998.


                   See notes to the financial statements.

                           QUAKER INVESTMENT TRUST
                     STATEMENTS OF CHANGES IN NET ASSETS


                                    Enhanced Stock   Core Equity    Aggressive       Mid-Cap     Small Cap  Fixed Income
FOR THE YEAR ENDED JUNE 30, 1998       Market Fund          Fund   Growth Fund Value Fund(1)    Value Fund          Fund
                                    ------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
 Net investment income (loss)           $    7,528    $      677    $     (540)   $  (10,859)   $   (3,832)   $  132,210
 Net realized gain (loss) from
  investment transactions                  290,761        16,584       297,196       129,957       259,589       (13,784)
 Increase in unrealized appreciation
  on investments                            24,466       662,487        15,896       501,223       141,382        56,616
                                        ----------    ----------    ----------    ----------    ----------    ----------
  NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                         322,755       679,748       312,552       620,321       397,139       175,042
                                        ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                      (4,067)            0           (12)            0          (464)     (131,435)
 Net realized gain from investment
  transactions                             (91,954)            0      (153,326)            0             0             0
 Distribution in excess of net
  realized gain                                  0             0       (51,738)            0      (138,164)            0
                                        ----------    ----------    ----------    ----------    ----------    ----------
  TOTAL DISTRIBUTIONS                      (96,021)            0      (205,076)            0      (138,628)     (131,435)
                                        ----------    ----------    ----------    ----------    ----------    ----------
CAPITAL SHARE TRANSACTIONS
 Increase in net assets from Fund
  share transactions (note 7)              589,226     3,578,827       485,153     8,412,859     2,394,742     5,062,615
                                        ----------    ----------    ----------    ----------    ----------    ----------
    TOTAL INCREASE IN NET ASSETS           815,960     4,258,575       592,629     9,033,180     2,653,253     5,106,222
NET ASSETS
 Beginning of period                       782,574       518,525     1,120,956             0     1,333,473       575,930
                                        ----------    ----------    ----------    ----------    ----------    ----------
 End of period                          $1,598,534    $4,777,100    $1,713,585    $9,033,180    $3,986,726    $5,682,152
                                        ==========    ==========    ==========    ==========    ==========    ==========

FOR THE PERIOD FROM NOVEMBER 25, 1996
(COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1997
INCREASE IN NET ASSETS

OPERATIONS
 Net investment income                  $    3,607    $    1,024    $    2,939    $        0    $    1,230   $    12,277
 Net realized gain (loss) from
  investment transactions                   (3,149)       (4,002)        6,734             0        54,417             0
 Increase (decrease) in unrealized
  appreciation on investments               96,264        68,360        53,037             0       164,973        (2,008)
                                        ----------    ----------    ----------    ----------    ----------    ----------
  NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                          96,722        65,382        62,710             0       220,620        10,269
                                        ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                      (3,542)       (1,024)       (2,927)            0        (1,081)      (12,268)
 Net realized gain from
  investment transactions                        0             0        (6,734)            0             0             0
 Distribution in excess of net
  realized gain                                  0             0             0             0       (54,417)            0
                                        ----------    ----------    ----------    ----------    ----------    ----------
  TOTAL DISTRIBUTIONS                       (3,542)       (1,024)       (9,661)            0       (55,498)      (12,268)
                                        ----------    ----------    ----------    ----------    ----------    ----------
CAPITAL SHARE TRANSACTIONS
 Increase in net assets from
  Fund share transactions
  (note 7)                                 689,394       454,167     1,067,907             0     1,168,351       577,929
                                        ----------    ----------    ----------    ----------    ----------    ----------
   TOTAL INCREASE IN NET ASSETS            782,574       518,525     1,120,956             0     1,333,473       575,930
NET ASSETS
 Beginning of period                             0             0             0             0             0             0
                                        ----------    ----------    ----------    ----------    ----------    ----------
 End of period                          $  782,574    $  518,525    $1,120,956    $        0    $1,333,473    $  575,930
                                        ==========    ==========    ==========    ==========    ==========    ==========

(1) The Quaker Mid-Cap Value Fund commenced operations on January 6, 1998.


                   See notes to the financial statements.

                           QUAKER INVESTMENT TRUST
                            FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                             ENHANCED STOCK                CORE EQUITY              AGGRESSIVE GROWTH
                                               MARKET FUND                     FUND                       FUND
                                       --------------------------- ---------------------------- --------------------------
                                                      FOR THE                      FOR THE                    FOR THE
                                                    PERIOD FROM                  PERIOD FROM                PERIOD FROM
                                          YEAR   NOVEMBER 25, 1996   YEAR     NOVEMBER 25, 1996  YEAR    NOVEMBER 25, 1996
                                         ENDED   (COMMENCEMENT OF   ENDED     (COMMENCEMENT OF   ENDED   (COMMENCEMENT OF
                                        JUNE 30,  OPERATIONS) TO   JUNE 30,    OPERATIONS) TO   JUNE 30,  OPERATIONS) TO
                                          1998     JUNE 30, 1997     1998       JUNE 30, 1997     1998     JUNE 30, 1997
                                       --------------------------- ---------------------------- --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $    11.83     $  10.00     $    11.61     $  10.00      $    11.16   $    10.00
                                       ----------     --------     ----------     --------      ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)               0.07         0.07           0.00         0.04            0.00         0.04
  Net realized and unrealized gain
   (loss) on investments                     3.10         1.83           2.81         1.61            2.69         1.23
                                       ----------     --------     ----------     --------      ----------   ----------
    TOTAL FROM INVESTMENT OPERATIONS         3.17         1.90           2.81         1.65            2.69         1.27
                                       ----------     --------     ----------     --------      ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                     (0.04)       (0.07)          0.00        (0.04)           0.00        (0.04)
  Net realized gain from investment
   transactions                             (0.94)        0.00           0.00         0.00           (1.38)       (0.07)
  Distribution in excess of net
   realized gain                             0.00         0.00           0.00         0.00           (0.46)        0.00
                                       ----------     --------     ----------     --------      ----------   ----------
    TOTAL DISTRIBUTIONS                     (0.98)       (0.07)          0.00        (0.04)          (1.84)       (0.11)
                                       ----------     --------     ----------     --------      ----------   ----------
NET ASSET VALUE, END OF PERIOD             $14.02       $11.83         $14.42       $11.61          $12.01       $11.16
                                       ==========     ========     ==========     ========      ==========   ==========
TOTAL RETURN                                28.32%       19.04%(b)      24.20%       16.50%(b)       26.57%       12.68%(b)

RATIOS/SUPPLEMENTAL DATA

  NET ASSETS, END OF PERIOD            $1,598,534     $782,574     $4,777,100     $518,525      $1,713,585   $1,120,956

  RATIO OF EXPENSES TO AVERAGE
   NET ASSETS
    Before expense reimbursements and
     waived fees                             5.58%       16.44%(a)       3.48%       21.30%(a)        8.09%       13.44%(a)
    After expense reimbursements and
     waived fees                             1.00%        1.00%(a)       1.35%        1.35%(a)        1.35%        1.34%(a)

  RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS
    Before expense reimbursements and
     waived fees                            (3.99%)     (14.32%)(a)     (2.10%)     (19.47%)(a)      (6.72%)      (9.18%)(a)
    After expense reimbursements and
     waived fees                             0.59%        1.14%(a)       0.03%        0.49%(a)       (0.04%)       0.64%(a)

  PORTFOLIO TURNOVER RATE                  274.63%       34.26%         64.36%       11.49%         876.64%      778.01%


(a) Annualized.
(b) Aggregate total return, not annualized.


                   See notes to the financial statements.

                           QUAKER INVESTMENT TRUST
                            FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                         MID-CAP               SMALL CAP                  FIXED INCOME
                                        VALUE FUND            VALUE FUND                      FUND
                                     ----------------  --------------------------  ----------------------------
                                         FOR THE                      FOR THE                     FOR THE
                                       PERIOD FROM                  PERIOD FROM                 PERIOD FROM
                                      JANUARY 6, 1998    YEAR    NOVEMBER 25, 1996   YEAR     NOVEMBER 25, 1996
                                     (COMMENCEMENT OF   ENDED    (COMMENCEMENT OF    ENDED     (COMMENCEMENT OF
                                      OPERATIONS) TO   JUNE 30,   OPERATIONS) TO    JUNE 30,    OPERATIONS) TO
                                      JUNE 30, 1998      1998     JUNE 30, 1997       1998      JUNE 30, 1997
                                     ----------------  --------------------------  ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $    10.00     $    11.53    $    10.00    $     9.89      $  10.00
                                        ----------     ----------    ----------    ----------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)               (0.02)         (0.01)         0.01          0.47          0.26
  Net realized and unrealized gain
   (loss) on investments                      0.95           2.99          2.02          0.50         (0.11)
                                        ----------     ----------    ----------    ----------      --------
    TOTAL FROM INVESTMENT OPERATIONS          0.93           2.98          2.03          0.97          0.15
                                        ----------     ----------    ----------    ----------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                       0.00           0.00         (0.01)        (0.45)        (0.26)
  Net realized capital gain                   0.00          (1.04)        (0.49)         0.00          0.00
  Distribution in excess of net
   realized gain                              0.00           0.00          0.00          0.00          0.00
                                        ----------     ----------    ----------    ----------      --------
    TOTAL DISTRIBUTIONS                       0.00          (1.04)        (0.50)        (0.45)        (0.26)
                                        ----------     ----------    ----------    ----------      --------
NET ASSET VALUE, END OF PERIOD              $10.93         $13.47        $11.53        $10.41         $9.89
                                        ==========     ==========    ==========    ==========      ========

TOTAL RETURN                                  9.30%(b)      27.04%        20.35%(b)      9.97%         1.57%(b)

RATIOS/SUPPLEMENTAL DATA

  NET ASSETS, END OF PERIOD             $9,033,180     $3,792,089    $1,333,473    $5,682,152      $575,930

  RATIO OF EXPENSES TO AVERAGE
   NET ASSETS
    Before expense reimbursements and
     waived fees                              1.97%(a)       4.20%        10.50%(a)      2.53%        16.56%(a)
    After expense reimbursements and
     waived fees                              1.35%(a)       1.35%         1.31%(a)      0.90%         0.90%(a)

  RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS
    Before expense reimbursements and
     waived fees                             (0.93%)(a)     (3.03%)       (8.96%)(a)     2.96%       (10.87%)(a)
    After expense reimbursements and
     waived fees                             (0.31%)(a)     (0.18%)        0.22%(a)      4.59%         4.79%(a)

  PORTFOLIO TURNOVER RATE                    13.86%        129.58%        90.63%        81.55%         0.00%


(a) Annualized.
(b) Aggregate total return, not annualized.


                   See notes to the financial statements.

                           QUAKER INVESTMENT TRUST
                      NOTES TO THE FINANCIAL STATEMENTS
                                JUNE 30, 1998
- ------------------------------------------------------------------------------
NOTE 1  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

    The Quaker Investment Trust (the "TRUST"), a diversified, open-end management investment company, was organized as a Massachusetts Business Trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended. The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust has established six series: the Quaker Core Equity Fund, the Quaker Aggressive Growth Fund, the Quaker Enhanced Stock Market Fund, the Quaker Small Cap Value Fund, the Quaker Mid-Cap Value Fund and the Quaker Fixed Income Fund (each a "FUND" and collectively, the "FUNDS"). The investment objectives of each Fund are set forth below.

    The Quaker Enhanced Stock Market Fund (the "ENHANCED STOCK MARKET FUND"), The Quaker Core Equity Fund (the "CORE EQUITY FUND"), The Quaker Aggressive Growth Fund (the "AGGRESSIVE GROWTH FUND"), and The Quaker Small Cap Value Fund (the "SMALL CAP VALUE FUND") all commenced operations on November 25, 1996. The Quaker Mid-Cap Value Fund (the "MID-CAP VALUE FUND") commenced operations on January 6, 1998. The investment objective of these Funds is to provide shareholders with long-term capital growth by investing primarily in equity securities of domestic U.S. companies.

    The Quaker Fixed Income Fund (the "FIXED INCOME FUND") commenced operations on November 25, 1996. The investment objective of this Fund is to generate current income, preserve capital and maximize total returns through active management of investment grade income securities.

    A. SECURITY VALUATION. Each Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m. (3:00 p.m. for securities of the Fixed Income
Fund), New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost, which approximates value.

    B. FEDERAL INCOME TAXES. The Aggressive Growth Fund did not comply with the provisions of the Internal Revenue Code applicable to regulated investment companies for the tax year ended August 31, 1997. Consequently, a provision for federal and state income taxes on net built-in realized gains as of August 31, 1997, has been included in the financial statements. For the tax year beginning September 1, 1997, the Fund has complied with the provisions of the Internal Revenue Service Code applicable to regulated investment companies. Quaker Funds, Inc. (the "SPONSOR") has agreed to pay all taxes associated with the Aggressive Growth Fund's tax status.

    For the other Funds, no provision has been made for federal income taxes or personal holding company taxes since it is the policy of each Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and personal holding companies and to make sufficient distributions of taxable income to relieve it from substantially all federal income taxes.

                           QUAKER INVESTMENT TRUST
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                JUNE 30, 1998
- ------------------------------------------------------------------------------
NOTE 1  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER
            INFORMATION -- (CONTINUED)


    Due to a concentration of shareholders at June 30, 1998, each Fund is subject to the provisions of the Internal Revenue Code applicable to personal holding companies.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily due to investments which have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund.

    C. INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

    The Aggressive Growth Fund makes short sales of investments, which are transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The proceeds of short sales are retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.

    D. DISTRIBUTIONS TO SHAREHOLDERS. Except for the Fixed Income Fund which declares dividends monthly, each Fund generally declares dividends annually, payable in December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

    E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2  --  INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

    Pursuant to separate investment advisory agreements, the Advisors, Fiduciary Asset Management Company for the Enhanced Stock Market Fund and the Fixed Income Fund, West Chester Capital Advisors, Inc. for the Core Equity Fund, DG Capital Management, Inc. for the Aggressive Growth Fund, Compu-Val Investments, Inc. for the Mid-Cap Value Fund and Aronson + Partners for the Small Cap Value Fund (the "ADVISORS") provide each Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for their services, the Advisors receive a fee at an annual rate of the Fund's average daily net assets. The Advisors intend to voluntarily waive

                           QUAKER INVESTMENT TRUST
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                JUNE 30, 1998
- ------------------------------------------------------------------------------
NOTE 2  --  INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
            TRANSACTIONS -- (CONTINUED)


all or a portion of their fees. There can be no assurance that the foregoing voluntary fee waivers will continue. For the period ended June 30, 1998, each Advisor has voluntarily waived its fee as follows:

                                     ADVISORY FEE   ADVISORY FEE
                                         RATE          WAIVER
                                     ------------   ------------
        Enhanced Stock Market Fund...    0.50%        $ 6,433
        Core Equity Fund ............    0.75          17,770
        Aggressive Growth Fund.......    0.75          10,415
        Mid-Cap Value Fund...........    0.75           9,928
        Small Cap Value Fund.........    0.75          16,356
        Fixed Income Fund............    0.45          12,948

    As of May 1, 1998, The Declaration Service Company (the "ADMINISTRATOR") replaced The Nottingham Company as the Administrator for each Fund. The Administrator provides administrative services to and is generally responsible for the overall management and day-to-day operations of each Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.05% of each Fund's first $25 million of average daily net assets, 0.09% of the next $25 million of average daily net assets, 0.07% of the next $50 million of average daily net assets, and 0.06% of its average daily net assets in excess of $100 million. The Administrator also receives an annual fee of $17,000 for accounting and record keeping services. Additionally, the Administrator charges each Fund for servicing of shareholder accounts and registration of each Fund's shares. The Administrator also charges each Fund for certain expenses involved with the daily valuation of portfolio securities.

    As of May 1, 1998, The Declaration Service Company (the "TRANSFER AGENT") replaced NC Shareholder Services, LLC as the Transfer Agent for each Fund. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. As compensation for its services, the Transfer Agent receives an annual fee of $15,000.

    Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

    Certain organizational expenses totaling $10,000 were paid by Quaker Funds, Inc. on behalf of the Mid-Cap Value Fund to a company controlled by the Fund's former Administrator, The Nottingham Company.

    Amounts due to the Fund Sponsor represent organizational costs paid by the Sponsor on behalf of the Funds, net of expense reimbursements due from the Sponsor for expenses incurred in excess of operating expense limitations.


NOTE 3  --  SERVICE FEES

    The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "ACT"), adopted a Shareholder Servicing Agreement (the "AGREEMENT"). Pursuant to this Agreement, Quaker Funds, Inc. (the "SPONSOR") will provide oversight with respect to each Fund's

                           QUAKER INVESTMENT TRUST
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                JUNE 30, 1998
- ------------------------------------------------------------------------------
NOTE 3 -- SERVICE FEES -- (CONTINUED)

investment advisor, arrange for payment of investment advisory and administrative fees, coordinate payments under each Fund's Distribution Plan, develop communications with existing Fund shareholders, assist in responding to shareholder inquiries, and will provide other shareholder services. As compensation for these services, Quaker Funds, Inc. receives a fee according to the table below of each Fund's average daily net assets. The Sponsor intends to voluntarily waive all or a portion of its fee and reimburse expenses of each Fund to limit total Fund operating expenses. There can be no assurance that the voluntary fee waivers or reimbursements will continue. For the year ended June 30, 1998, the amounts are as follows:

                           SPONSOR  OPERATING     FEE    REIMBURSED
                            FEE(1) EXPENSES(1)  WAIVERS   EXPENSES
                           ------- -----------  -------  ----------
Enhanced Stock Market Fund. 0.20%     1.00%     $2,573     $49,880
Core Equity Fund........... 0.25      1.35       5,982      27,126
Aggressive Growth Fund..... 0.25      1.35       3,462      85,188*
Mid-Cap Value Fund......... 0.25      1.35       8,785       3,206
Small Cap Value Fund....... 0.25      1.35       5,451      40,418
Fixed Income Fund.......... 0.45      0.90       4,317      29,618

(1) Percentage of average daily net assets.
  * Reimbursed expenses for the Aggressive Growth Fund include
    $39,743 in reimbursed taxes.


NOTE 4  --  DEFERRED ORGANIZATION EXPENSES

    Expenses totaling $33,324 incurred in connection with its organization and the registration of its shares, which were originally paid by the Fund's Sponsor, have been assumed by each Fund except the Mid-Cap Value Fund. The Mid-Cap Value Fund incurred $10,000 in connection with its organization and registration of shares and has assumed that amount.

    The organization expenses are being amortized using the straight-line method over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5  --  PURCHASES AND SALES OF INVESTMENTS

    For the year ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

                                  PURCHASES         SALES
                                 -----------     -----------
Enhanced Stock Market Fund...... $ 3,941,252     $ 3,480,305
Core Equity Fund................   5,050,407       1,525,742
Aggressive Growth Fund..........  10,168,331      10,289,905
Mid-Cap Value Fund..............   8,184,328         821,460
Small Cap Value Fund............   4,315,317       2,796,629
Fixed Income Fund...............   6,912,136       2,314,524

                           QUAKER INVESTMENT TRUST
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                JUNE 30, 1998
- ------------------------------------------------------------------------------
NOTE 6 -- DEFERRED INCOME TAXES

    As discussed in Note 1, the Aggressive Growth Fund did not comply with the provisions of the Internal Revenue Code applicable to regulated investment companies for the tax year ended August 31, 1997. Deferred income taxes have been provided on the net unrealized appreciation on investments for the period from November 25, 1996 (commencement of operations) to June 30, 1997. The Fund's total deferred tax assets, deferred tax liabilities, and deferred tax valuation allowances as of June 30, 1998 and June 30, 1997 are as follows:

                                                   1998         1997
                                               --------     --------
Deferred tax asset arising from unrealized
  depreciation on investments                  $      0     $  3,300
Less valuation allowance                              0            0
                                               --------     --------
                                                      0        3,300
Deferred tax liability arising from
  unrealized appreciation on investments              0      (12,600)
                                               --------     --------
Net deferred tax liability                     $      0     $ (9,300)
                                               ========     ========

    The valuation allowance did not change for the year ended June 30, 1998.

    The Fund Sponsor has agreed to pay all taxes associated with the Fund's current year tax status.

    For the tax year beginning September 1, 1997, all of the Funds complied with the provisions of the Internal Revenue Code applicable to regulated investment companies.


NOTE 7  --  FUND SHARE TRANSACTIONS

    At June 30, 1998, there were an unlimited number of shares of beneficial interest with a $0.01 par value, authorized. The following table summarizes the activity in shares of each Fund:

ENHANCED STOCK MARKET FUND

                                                        FOR THE PERIOD FROM
                                  FOR THE YEAR           NOVEMBER 25, 1996
                                      ENDED        (COMMENCEMENT OF OPERATIONS)
                                  JUNE 30, 1998           TO JUNE 30, 1997
                                  -------------    ----------------------------
                                SHARES      AMOUNT       SHARES      AMOUNT
                               -------    ---------     -------    ---------
Shares sold.................... 49,185    $ 612,241      67,743    $ 707,083
Shares issued to shareholders
  in reinvestment
  of distributions.............  7,682       92,775         301        3,442
Shares redeemed................ (8,976)    (115,790)     (1,884)     (21,131)
                               -------    ---------     -------    ---------
Net increase................... 47,891    $ 589,226      66,160    $ 689,394
                                          =========                =========
Shares outstanding:
  Beginning of period.......... 66,160                        0
                               -------                  -------
  End of period................114,051                   66,160
                               =======                  =======

                           QUAKER INVESTMENT TRUST
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                JUNE 30, 1998
- ------------------------------------------------------------------------------
NOTE 7  --  FUND SHARE TRANSACTIONS -- (CONTINUED)

CORE EQUITY FUND

                                                        FOR THE PERIOD FROM
                                  FOR THE YEAR           NOVEMBER 25, 1996
                                      ENDED        (COMMENCEMENT OF OPERATIONS)
                                  JUNE 30, 1998           TO JUNE 30, 1997
                                  -------------    ----------------------------
                                SHARES      AMOUNT       SHARES      AMOUNT
                               -------   ----------     -------    ---------
Shares sold................... 295,920   $3,698,776      45,060    $458,899
Shares issued to shareholders
  in reinvestment
  of distributions............     404        5,088          93       1,024
Shares redeemed...............  (9,731)    (125,037)       (490)     (5,756)
                               -------   ----------      ------    --------
Net increase.................. 286,593   $3,578,827      44,663    $454,167
                                         ==========                ========
Shares outstanding:
  Beginning of period.........  44,663                        0
                               -------                   ------
  End of period............... 331,256                   44,663
                               =======                   ======



AGGRESSIVE GROWTH FUND

                                                        FOR THE PERIOD FROM
                                  FOR THE YEAR           NOVEMBER 25, 1996
                                      ENDED        (COMMENCEMENT OF OPERATIONS)
                                  JUNE 30, 1998           TO JUNE 30, 1997
                                  -------------    ----------------------------
                                SHARES      AMOUNT       SHARES      AMOUNT
                               -------    ---------     -------    ---------
Shares sold...................  37,598    $ 437,842     101,462   $1,078,209
Shares issued to shareholders
  in reinvestment
  of distributions............  18,893      205,076         868        9,661
Shares redeemed............... (14,243)    (157,765)     (1,843)     (19,963)
                               -------     --------     -------   ----------
Net increase..................  42,248     $485,153     100,487   $1,067,907
                                           ========               ==========
Shares outstanding:
  Beginning of period......... 100,487                        0
                               -------                  -------
  End of period............... 142,735                  100,487
                               =======                  =======

                           QUAKER INVESTMENT TRUST
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                JUNE 30, 1998
- ------------------------------------------------------------------------------
NOTE 7  --  FUND SHARE TRANSACTIONS -- (CONTINUED)

MID-CAP VALUE FUND

                                         FOR THE PERIOD FROM
                                           JANUARY 6, 1998
                                    (COMMENCEMENT OF OPERATIONS)
                                           TO JUNE 30, 1998
                                    ----------------------------
                                          SHARES      AMOUNT
                                         -------    ---------
Shares sold........................      881,764    9,018,099
Shares issued to shareholders
  in reinvestment
  of distributions.................            0            0
Shares redeemed....................      (55,295)    (605,240)
                                         -------   ----------
Net increase.......................      826,469   $8,412,859
                                                   ==========
Shares outstanding:
  Beginning of period..............            0
                                         -------
  End of period....................      826,469
                                         =======


SMALL CAP VALUE FUND

                                                        FOR THE PERIOD FROM
                                  FOR THE YEAR           NOVEMBER 25, 1996
                                      ENDED        (COMMENCEMENT OF OPERATIONS)
                                  JUNE 30, 1998           TO JUNE 30, 1997
                                  -------------    ----------------------------
                                SHARES      AMOUNT       SHARES      AMOUNT
                               -------   ----------     -------   ----------
Shares sold................... 177,952   $2,372,489     110,840   $1,112,853
Shares issued to shareholders
  in reinvestment
  of distributions............  11,315      138,626       4,820       55,498
Shares redeemed...............  (8,876)    (116,373)          0            0
                               -------   ----------     -------   ----------
Net increase.................. 180,391   $2,394,742     115,660   $1,168,351
                                         ==========               ==========
Shares outstanding:
  Beginning of period......... 115,660                        0
                               -------                  -------
  End of period............... 296,051                  115,660
                               =======                  =======

                           QUAKER INVESTMENT TRUST
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                JUNE 30, 1998
- ------------------------------------------------------------------------------
NOTE 7  --  FUND SHARE TRANSACTIONS -- (CONTINUED)


FIXED INCOME FUND

                                                        FOR THE PERIOD FROM
                                  FOR THE YEAR           NOVEMBER 25, 1996
                                      ENDED        (COMMENCEMENT OF OPERATIONS)
                                  JUNE 30, 1998           TO JUNE 30, 1997
                                  -------------    ----------------------------
                                SHARES      AMOUNT       SHARES      AMOUNT
                               -------   ----------     -------   ----------
Shares sold................... 504,805   $5,237,479      56,957     $565,661
Shares issued to shareholders
  in reinvestment
  of distributions              12,743      131,435       1,248       12,268
Shares redeemed............... (29,724)    (306,299)          0            0
                               -------   ----------      ------     --------
Net increase.................. 487,824   $5,062,615      58,205     $577,929
                                         ==========                 ========
Shares outstanding:
  Beginning of period.........  58,205                        0
                               -------                   ------
  End of period............... 546,029                   58,205
                               =======                   ======

                        INDEPENDENT AUDITOR'S REPORT


                                                               August 20, 1998

To the Shareholders and Board of Trustees
Quaker Investment Trust
Valley Forge, Pennsylvania

    We have audited the statements of assets and liabilities, including the schedules of investments, of the QUAKER INVESTMENT TRUST (comprising, respectively, the Quaker Enhanced Stock Market Fund, the Quaker Core Equity Fund, the Quaker Aggressive Growth Fund, the Quaker Mid Cap Value Fund, the Quaker Small-Cap Value Fund, and the Quaker Fixed Income Fund) as of June 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the two years in the period then ended (except for the Quaker Mid Cap Value Fund which is for the period from January 6, 1998, commencement of operations, to June 30, 1998.) The Quaker Enhanced Stock Market Fund, the Quaker Core Equity Fund, the Quaker Aggressive Growth Fund, the Quaker Small-Cap Value Fund, and the Quaker Fixed Income Fund commenced operations on November 25, 1996. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of the QUAKER INVESTMENT TRUST as of June 30, 1998, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the two years in the period then ended (except for the Quaker Mid Cap Value Fund which is for the period from January 6, 1998, commencement of operations, to June 30, 1998) in conformity with generally accepted accounting principles.

                                     Goldenberg Rosenthal Friedlander, LLP /S/
                                     Jenkintown, Pennsylvania

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                              THE QUAKER FAMILY
                               OF MUTUAL FUNDS

                                800-220-8888
                         http://www.quakerfunds.com

                              THE QUAKER FAMILY
                               OF MUTUAL FUNDS


                                ANNUAL REPORT

                            ---------------------


                                JUNE 30, 1998

                                     PART C
                             QUAKER INVESTMENT TRUST
                                    FORM N-1A
                                OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits
------------------------------------------

     (a) Financial Statements: Annual Reports for the fiscal year ended June 30, 1998 for all Series of the Quaker Investment Trust are incorporated under Part B. Annual Report for The Quaker Family of Mutual Funds

     (b)  Exhibits

          (1) Declaration of Trust - Amended and Restated Declaration of Trust-Incorporated by reference; filed 8/29/96

          (2) By-Laws - Amended and Restated By-Laws- Incorporated by reference; filed 8/29/96

          (3)       Not Applicable

          (4) Not Applicable - the series of the Registrant do not issue certificates

          (5)(a) Investment Advisory Agreement for Quaker Enhanced Equity Index Fund- Incorporated by reference; filed 8/29/96

             (b) Investment Advisory Agreement for Quaker Core Equity Fund-Enclosed

             (c) Investment Advisory Agreement for Quaker Aggressive Growth Fund- Enclosed

             (d) Investment Advisory Agreement for Quaker Small Cap Value Fund-Incorporated by reference; filed 8/29/96

             (e) Investment Advisory Agreement for Quaker Mid-Cap Value Fund-Incorporated by reference; filed 10/27/97

             (f)    Investment   Advisory  Agreement  for  Quaker  Fixed  Income
                    Fund-Incorporated by reference; filed 8/29/96

          (6)       Distribution    Agreement   between   the   Registrant   and
                    Declaration Distributors, Inc.- Enclosed

          (7)       Not Applicable

          (8)       Custodian  Agreement  -  Incorporated  by  reference;  filed
                    9/5/97

          (9) Investment Services Agreement between the Registrant and Declaration Services Company- Enclosed

          (10) Opinion and Consent of Counsel-Incorporated by reference; filed 8/28/97

          (11)      Consent  of  Auditors-  Incorporated  by  reference;   filed
                    8/28/97.

          (12)      Not Applicable

          (13)      Not Applicable

          (14)      Not Applicable

          (15)(a) Plan of Distribution under Rule 12b-1 for Quaker Enhanced Equity Index Fund- Incorporated by reference; filed 11/12/96

              (b) Plan of Distribution under Rule 12b-1 for Quaker Core Equity Trust- Enclosed

              (c) Plan of Distribution under Rule 12b-1 for Quaker Aggressive Growth Fund- Incorporated by reference; filed 11/12/96

              (d) Plan of Distribution under Rule 12b-1 for Quaker Small Cap Value Fund- Incorporated by reference; filed 11/12/96

              (e) Plan of Distribution under Rule 12b-1 for Quaker Fixed Income Fund- Incorporated by reference; filed 11/12/96

              (f) Plan of Distribution under Rule 12b-1 for Quaker Mid-Cap Value Fund- Incorporated by reference, filed 10/27/97

          (16) Computation of Performance Data - Incorporated by reference; filed 9/05/97

          (17)(a) Copies of Powers of Attorney- Incorporated by reference; filed 9/05/97

          (b)       Financial Data Schedules-  Incorporated by reference;  filed
                    9/05/97

          (18)      Not applicable

ITEM 25. Persons Controlled by or Under Common Control with Registrant
----------------------------------------------------------------------

     No person is controlled by or under common control with Registrant.

ITEM 26. Number of Record Holders of Securities
-----------------------------------------------

     As of June 30, 1998, the number of record holders of each class of securities of Registrant was as follows:

                                                    Number of
     Title of Class                               Record Holders
     --------------                               --------------

     Quaker Enhanced Equity Index Fund ............... 58
     Quaker Core Equity Fund ......................... 65
     Quaker Aggressive Growth Fund ................... 62
     Quaker Small Cap Value Fund .................... 110
     Quaker Mid-Cap Value Fund ....................... 31
     Quaker Fixed Income Fund ........................ 32

ITEM 27. Indemnification
------------------------

     Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto: Article VII, Sections 5.4 of the Registrant's Declaration of Trust, Article XIV Section 8(b) of the Registrant's Investment Advisory Agreements, Section 8(b) of the Registrant's Administration Agreement, and Section (6) of the Registrant's Distribution Agreements. The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 28. Business and other Connections of Investment Advisor
-------------------------------------------------------------

     See the Statement of Additional Information section entitled "Trustees and Officers" for the activities and affiliations of the officers and directors of the Investment Advisors of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisors is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisors currently serve as investment advisors to numerous institutional and individual clients.

ITEM 29. Principal Underwriter
------------------------------

     (a) Declaration Distributors, Inc. ("DDI")is underwriter and distributor for The Quaker Family of Funds. DDI serves as underwriter or distributor for other investment companies.

     (b) Name and Principal Position(s) and Offices Position(s) and Offices Business Address with Underwriter with Registrant Jeffry H. King Chairman & CEO Trustee and Chairman 1288 Valley Forge Rd Valley Forge, PA Laurie Keyes Chief Operating Officer Trustee 1288 Valley Forge Rd Valley Forge, PA (c) Not applicable

ITEM 30. Location of Accounts and Records
-----------------------------------------

     All account books and records not normally held by First Union National Bank of North Carolina, the Custodian to the Registrant, are held by the Registrant, in the offices of Declaration Service Company, Fund Accountant, Administrator, and Transfer Agent to the Registrant, or by the Advisors to the Registrant (Fiduciary Asset Management, Inc., West Chester Capital Advisors, Inc., DG Capital Management, Inc., Aronson + Partners, Logan Capital Management, Inc., and Compu-Val Investments, Inc.).The address of Declaration Service Company is 555 North Lane, Suite 6160, Conshohocken, PA 19428. The address of First Union National Bank of North Carolina is Two First Union Center, Charlotte, North Carolina 28288-1151.The address of Fiduciary Asset Management Co. is 8112 Maryland Avenue, Suite310, Clayton, Missouri 63105. The address of West Chester Capital Advisors, Inc. is 106 South Church Street, West Chester, Pennsylvania 19382. The address of DG Capital Management, Inc. is 8 Waybridge Lane, Wayland, Massachusetts 01778. The address of Aronson + Partners is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19012. The address of Logan Capital Management, Inc. is One Liberty Place, Suite 2700, Philadelphia, Pennsylvania 19103. The address of Compu-Val Investments, Inc. is 1702 Lovering Avenue, Wilmington, Delaware, 19806.

ITEM 31. Management Services.
-----------------------------

     The substantive provisions of the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement, as amended, between the Registrant and The Declaration Service Company are discussed in Part B hereof.

ITEM 32. Undertakings.
----------------------

     The Registrant hereby undertakes to comply with Section 16(c) of the Investment Company Act of 1940. Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Valley Forge, State of Pennsylvania on the 24th day of September, 1998.

QUAKER INVESTMENT TRUST

By: /s/ C. FRANK WATSON III C.
Frank Watson III, Trustee and President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                 *
-----------------------------------
Howard L. Gleit, Trustee

                 *
-----------------------------------
Everett T. Keech, Trustee

                 *
-----------------------------------
Laurie Keyes, Trustee

                 *
-----------------------------------
Jeff King, Trustee and Chairman

                 *
-----------------------------------
Louis P. Pektor III, Trustee

                 *
-----------------------------------
Paul Giorgio Chief Principal Financial Officer


                 *
-----------------------------------
Peter F. Waitneight, Trustee and President*

* Peter F. Waitneight Attorney-in-Fact, Dated: September 30, 1998

                             QUAKER INVESTMENT TRUST

                                  EXHIBIT INDEX

EXHIBIT        NUMBER DESCRIPTION

EXHIBIT 5(b)   INVESTMENT ADVISORY AGREEMENT FOR CORE EQUITY

EXHIBIT 5(c)   INVESTMENT ADVISORY AGREEMENT FOR AGGRESSIVE GROWTH

EXHIBIT 6      DISTRIBUTION AGREEMENT

EXHIBIT 9      INVESTMENT SERVICES AGREEMENT

EXHIBIT 15     12B-1 PLAN OF DISTRIBUTION FOR CORE EQUITY

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